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                                                                    Exhibit 10.5

                       HARRIS CORPORATION RETIREMENT PLAN

                (AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2005)

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                       HARRIS CORPORATION RETIREMENT PLAN
                (AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2005)

                               Table of Contents

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ARTICLE 1         TITLE....................................................................................................      1

ARTICLE 2         DEFINITIONS..............................................................................................      1

ARTICLE 3         PARTICIPATION............................................................................................     16

      Section 3.1.      Eligibility for Participation......................................................................     16

      Section 3.2.      Election of Pre-Tax Contributions and After-Tax Contributions......................................     16

      Section 3.3.      Transfers to Affiliates............................................................................     17

ARTICLE 4         PRE-TAX, MATCHING AND PROFIT SHARING CONTRIBUTIONS.......................................................     18

      Section 4.1.      Pre-Tax Contributions..............................................................................     18

      Section 4.2.      Matching Contributions.............................................................................     19

      Section 4.3.      Profit Sharing Contributions.......................................................................     20

      Section 4.4.      Deposit of Contributions...........................................................................     23

      Section 4.5.      Form of Contributions..............................................................................     23

ARTICLE 5         AFTER-TAX AND ROLLOVER CONTRIBUTIONS.....................................................................     24

      Section 5.1.      After-Tax Contributions............................................................................     24

      Section 5.2.      Rollover Contributions.............................................................................     25

ARTICLE 6         LIMITATIONS ON CONTRIBUTIONS.............................................................................     27

      Section 6.1.      Annual Limit on Pre-Tax Contributions..............................................................     27

      Section 6.2.      Limits on Contributions for Highly Compensated Employees...........................................     28

      Section 6.3.      Maximum Annual Additions under Section 415 of the Code.............................................     37

      Section 6.4.      Other Limitations on Employer Contributions........................................................     40

ARTICLE 7         TRUST AND INVESTMENT FUNDS...............................................................................     41

      Section 7.1.      Trust..............................................................................................     41

      Section 7.2.      Investments........................................................................................     41

ARTICLE 8         PARTICIPANT ACCOUNTS AND INVESTMENT ELECTIONS............................................................     42

      Section 8.1.      Participant Accounts...............................................................................     42

      Section 8.2.      Investment Elections...............................................................................     43
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                               Table of Contents
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      Section 8.3.      Valuation of Funds and Plan Accounts...............................................................     46

      Section 8.4.      Valuation of Units within the Harris Stock Fund....................................................     47

      Section 8.5.      Allocation of Contributions Other than Profit Sharing Contributions................................     47

      Section 8.6.      Allocation of Profit Sharing Contributions.........................................................     47

      Section 8.7.      Correction of Error................................................................................     48

ARTICLE 9         WITHDRAWALS AND DISTRIBUTIONS............................................................................     49

      Section 9.1.      Withdrawals Prior to Termination of Employment.....................................................     49

      Section 9.2.      Distribution of Account Upon Termination of Employment.............................................     53

      Section 9.3.      Time and Form of Distribution upon Termination of Employment.......................................     55

      Section 9.4.      Payment of Small Account Balances..................................................................     58

      Section 9.5.      Medium and Order of Withdrawal or Distribution.....................................................     59

      Section 9.6.      Direct Rollover Option.............................................................................     60

      Section 9.7.      Designation of Beneficiary.........................................................................     62

      Section 9.8.      Missing Persons....................................................................................     62

      Section 9.9.      Distributions to Minor and Disabled Distributees...................................................     63

      Section 9.10.     Payment of Group Insurance Premiums................................................................     63

ARTICLE 10        LOANS....................................................................................................     64

      Section 10.1.     Making of Loans....................................................................................     64

      Section 10.2.     Restrictions.......................................................................................     65

      Section 10.3.     Default............................................................................................     65

      Section 10.4.     Applicability......................................................................................     66

ARTICLE 11        SPECIAL PARTICIPATION AND DISTRIBUTION RULES.............................................................     66

      Section 11.1.     Change of Employment Status........................................................................     66

      Section 11.2.     Reemployment of a Terminated Participant...........................................................     66

      Section 11.3.     Employment by Affiliates...........................................................................     67

      Section 11.4.     Leased Employees...................................................................................     67

      Section 11.5.     Reemployment of Veterans...........................................................................     68

ARTICLE 12        SHAREHOLDER RIGHTS WITH RESPECT TO HARRIS STOCK..........................................................     71

      Section 12.1.     Voting Shares of Harris Stock......................................................................     71
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                               Table of Contents
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      Section 12.2.     Tender Offers......................................................................................     71

ARTICLE 13        ADMINISTRATION...........................................................................................     74

      Section 13.1.     The Administrative Committee.......................................................................     74

      Section 13.2.     Named Fiduciaries..................................................................................     77

      Section 13.3.     Allocation and Delegation of Responsibilities......................................................     77

      Section 13.4.     Professional and Other Services....................................................................     78

      Section 13.5.     Claims Procedure...................................................................................     78

      Section 13.6.     Notices to Participants............................................................................     80

      Section 13.7.     Notices to Administrative Committee or Employers...................................................     80

      Section 13.8.     Records............................................................................................     80

      Section 13.9.     Reports of Trustee and Accounting to Participants..................................................     81

      Section 13.10.    Limitations on Investments and Transactions/Conversions............................................     81

ARTICLE 14        PARTICIPATION BY EMPLOYERS...............................................................................     82

      Section 14.1.     Adoption of Plan...................................................................................     82

      Section 14.2.     Withdrawal from Participation......................................................................     83

      Section 14.3.     Company, Administrative Committee, Compensation Committee, Executive Committee and
                        Investment Committee as Agents for Employers.......................................................     83

      Section 14.4.     Continuance by a Successor.........................................................................     83

ARTICLE 15        MISCELLANEOUS............................................................................................     84

      Section 15.1.     Expenses...........................................................................................     84

      Section 15.2.     Non-Assignability..................................................................................     85

      Section 15.3.     Employment Non-Contractual.........................................................................     86

      Section 15.4.     Merger or Consolidation with Another Plan/Transfer Contributions...................................     86

      Section 15.5.     Gender and Plurals.................................................................................     87

      Section 15.6.     Applicable Law.....................................................................................     87

      Section 15.7.     Severability.......................................................................................     87

      Section 15.8.     No Guarantee.......................................................................................     87

      Section 15.9.     Plan Voluntary.....................................................................................     88

ARTICLE 16        TOP-HEAVY PLAN REQUIREMENTS..............................................................................     88
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      Section 16.1.     Top-Heavy Plan Determination.......................................................................     88

      Section 16.2.     Definitions and Special Rules......................................................................     89

      Section 16.3.     Minimum Contribution for Top-Heavy Years...........................................................     90

ARTICLE 17        AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN, PLAN TERMINATION AND CHANGE OF CONTROL........................     91

      Section 17.1.     Amendment..........................................................................................     91

      Section 17.2.     Establishment of Separate Plan.....................................................................     91

      Section 17.3.     Termination........................................................................................     92

      Section 17.4.     Change of Control..................................................................................     92

      Section 17.5.     Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries......................     94
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                                   ARTICLE 1

                                      TITLE

            The title of this Plan shall be the "Harris Corporation Retirement Plan." This Plan is an amendment and restatement of the Plan in effect as of September 30, 2005. This amendment and restatement shall be effective October 1, 2005.

            The rights and benefits of any Participant whose employment with all Employers and Affiliates terminates on or after October 1, 2005, and the rights and benefits of any Beneficiary of any such Participant, shall be determined solely by reference to the terms of the Plan as amended and restated herein, as may be amended from time to time. The rights and benefits of any Participant whose employment with all Employers and Affiliates terminated prior to October 1, 2005 and who is not reemployed after such date, and the rights and benefits of any Beneficiary of any such Participant, generally shall be determined solely by reference to the terms of the Plan as in effect on the date of the Participant's termination of employment.

            The Plan is designated as a "profit sharing plan" within the meaning of U.S. Treasury Regulation section 1.401-1(a)(2)(ii).

                                    ARTICLE 2

                                   DEFINITIONS

            As used herein, the following words and phrases shall have the following respective meanings when capitalized:

            Account. The aggregate of a Participant's accounts described in
Section 8.1 and such other accounts that may be established from time to time on behalf of a Participant, to be credited with contributions made by or on behalf of the Participant, adjusted for earnings and losses, and debited by distributions to and withdrawals of the Participant and expenses.

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            Administrative Committee. The Employee Benefits Committee of the
Company or any successor thereto that is appointed pursuant to Section 13.1 to administer the Plan. Reference herein to the Administrative Committee also shall include any person to whom the Administrative Committee has delegated any of its authority pursuant to Section 13.3 to the extent of the delegation.

            Affiliate. (a) A corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision, or (d) any other entity that is required to be aggregated with an Employer pursuant to Regulations promulgated under section 414(o) of the Code.

            After-Tax Account. The account established pursuant to Section 8.1 to which any after-tax contributions made for the benefit of a Participant pursuant to Section 5.1, and earnings and losses thereon, are credited.

            Beneficiary. A person entitled under Section 9.7 to receive benefits in the event of the death of a Participant.

            Board. The Board of Directors of the Company.

            Break in Service. A period other than a period included in an Employee's Service; provided, however, that a Break in Service shall not include a period of absence from employment not in excess of 24 consecutive months because of (a) the Employee's pregnancy,

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(b) the birth of the Employee's child, (c) the placement of a child with the
Employee in connection with the Employee's adoption of such child or (d) the need of the Employee to care for any such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, the immediately preceding sentence shall not apply unless the Employee timely furnishes to the Administrative Committee or its delegate such information as it may reasonably require to establish the reason for such absence and its duration.

            Change of Control. For purposes hereof, a "Change of Control" shall be deemed to have occurred if:

            (a) any "person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided however, that the event described in this paragraph (a) shall not be deemed to be a Change of Control by virtue of any of the following acquisitions: (1) by the Company or any Subsidiary,
      (2) by any employee benefit plan sponsored or maintained by the Company or any Subsidiary, (3) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) pursuant to a "Non-Control Transaction" (as defined in paragraph (c));

            (b) individuals who, on July 1, 2002, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 1, 2002, whose election or

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      nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

            (c) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Company or any such type of transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business
      Combination: (1) more than 80% of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100% of the Company Voting Securities) eligible to elect directors of such corporation is represented by shares that were Company Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Company Voting Securities immediately prior to the Business Combination, (2) no person (other than any publicly traded holding company resulting from such Business Combination or any employee benefit plan sponsored or maintained by the Company (or the corporation resulting from such

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      Business Combination)), becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (1), (2) and (3) shall be deemed to be a "Non-Control Transaction"); or

            (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the direct or indirect sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries.

            Notwithstanding the foregoing, a "Change of Control" shall not occur solely because any person acquires beneficial ownership of 20% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided however, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a "Change of Control" shall then occur.

            For purposes of this definition of "Change of Control," the term "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors

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or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

            Code. The Internal Revenue Code of 1986, as amended.

            Company. Harris Corporation, a Delaware corporation, and any successor thereto.

            Compensation. The following items of remuneration which a Participant earns for work or personal services performed for an Employer: (a) salary or wages, including lump sum merit increases; (b) commission paid pursuant to a sales incentive plan; (c) overtime premium, shift differential or additional compensation in lieu of overtime premium; (d) compensation in lieu of vacation; (e) any annual bonus or incentive compensation payable in the form of cash pursuant to the Harris Corporation Annual Incentive Plan or any successor thereto or other similar plan or award program adopted from time to time by an Employer or any stock award made in lieu of an annual cash bonus or incentive compensation; (f) any compensation of a type described in items (a) through (e) above which is paid as an employee contribution to the Plan; (g) any salary reduction contributions to a cafeteria plan (within the meaning of section 125 of the Code) or a non-qualified deferred compensation plan maintained by an Employer; or (h) any salary reduction contributions to an arrangement maintained by an Employer providing qualified transportation fringes (within the meaning of section 132(f)(4) of the Code). Notwithstanding the foregoing, the following items shall be excluded from "Compensation": (1) any extraordinary compensation of a recurring or non-recurring nature not included under items (a) through (h) above, including one-time recognition awards and rewards under a referral program of an Employer; (2) any award made or amount paid pursuant to the Harris Corporation Stock Incentive Plan or any successor thereto, including, but not limited to, performance shares,

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stock options, restricted stock, stock appreciation rights or other stock-based awards or dividend equivalents; (3) severance pay, separation pay or special retirement pay; (4) retention bonuses or completion bonuses, unless authorized by the Administrative Committee in a uniform and nondiscriminatory manner to be included in Compensation; (5) reimbursement or allowances with respect to expenses incurred in connection with employment, such as tax equalization, reimbursement for moving expenses, mileage or expense allowance or education expenses; or (6) indirect compensation such as employer-paid group insurance premiums or contributions under this Plan or any other qualified employee benefit plan, other than a contribution described in item (f) or (h) above.

            Notwithstanding any provision herein to the contrary, the Compensation of a Participant taken into account for any purpose under the Plan shall not exceed $200,000 (as adjusted pursuant to section 401(a)(17)(B) of the Code). In addition, in the Plan Year in which an Eligible Employee becomes a Participant, only Compensation received on or after the date he or she becomes a Participant shall be taken into account under the Plan.

            Compensation Committee. The Management Development and Compensation Committee of the Board. Reference herein to the Compensation Committee also shall include any person to whom the Compensation Committee has delegated any of its authority pursuant to Section 13.3.

            Consolidated Subsidiaries. The Company's subsidiaries which are included in the consolidated annual financial statements for the Company.

            Disability. A Participant's total and permanent physical or mental disability, as evidenced by the Participant's eligibility for disability benefits under Title II or Title XVI of the

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Federal Social Security Act. A Participant's Disability shall be deemed to occur as of the effective date determined by the Social Security Administration.

            Earnings Per Share. The net income per share of Harris Stock (on a diluted basis) for the applicable Plan Year, as determined by the Company and as publicly reported in filings made with the Securities and Exchange Commission or otherwise. Notwithstanding the preceding sentence, for purposes of this Plan the Earnings Per Share may be increased, decreased or otherwise adjusted by the Management Development and Compensation Committee or the Board at any time before the EPS Profit Sharing Contribution is paid to the Trust for such Plan Year in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles, including, without limitation: (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, (c) any other corporate transaction or event having an effect similar to any of the foregoing or (d) any other extraordinary nonrecurring event.

            Effective Date. The effective date of this amendment and restatement of the Plan, which, with respect to the Company and any other Employer as of December 31, 2002 shall, except as otherwise provided in Article 1, be January 1, 2003 and, with respect to an entity that becomes an Employer on or after January 1, 2003, shall be the effective date as of which the Plan is adopted by such entity.

            Eligible Employee. An Employee other than an Employee (a) the terms of whose employment are subject to a collective bargaining agreement which does not provide for the

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participation of such Employee in the Plan; (b) who does not receive any
Compensation payable in United States dollars; (c) who is not treated as an employee of an Employer on such Employer's payroll records (notwithstanding any determination by a court or administrative agency that such individual is an Employee); (d) who is not a United States citizen or a resident alien who provides services in a location other than the United States or (e) who is designated by the Company as belonging to the separate and distinct business unit that is known as Harris Orkand Information Systems (business unit 00211) (or such other designation and name for that unit that may be instituted from time to time). No individual who renders services for an Employer shall be an Eligible Employee if such individual renders services pursuant to an agreement or arrangement (written or oral) (1) that such services are to be rendered by the individual as an independent contractor; (2) with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer or Affiliate or (3) that contains a waiver of participation in the Plan.

            Eligible Profit Sharing Participant. For any Plan Year, a Participant who has completed a Year of Service on or prior to the last day of the applicable Plan Year and who (a) is actively employed as an Eligible Employee on the earlier of (1) the last day of such Plan Year or (2) the June 30th nearest to the last day of such Plan Year (the "Eligibility Date"); (b) was actively employed as an Eligible Employee during such Plan Year but is not actively employed on the Eligibility Date due to Leave of Absence or a period of Qualified Military Service; or (c) was actively employed as an Eligible Employee during such Plan Year but terminated employment during such Plan Year (1) on or after the attainment of age 55, (2) due to death or Disability, (3) as a result of a Reduction in Force or (4) as a result of a transfer from employment with an Employer to employment with an Affiliate that is not an Employer.

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            Employee. An individual whose relationship with an Employer is, under common law, that of an employee.

            Employer. The Company or any other entity that, with the consent of the Compensation Committee, elects to participate in the Plan in the manner described in Section 14.1, including any successor entity that is substituted for an Employer pursuant to Section 14.4. If an Employer withdraws from participation in the Plan pursuant to Section 14.2, or terminates its participation in the Plan pursuant to Section 17.3, it shall thereupon cease to be an Employer. An entity shall cease being an Employer as of the date it ceases to be an Affiliate, unless the Compensation Committee consents to such entity's continued participation in the Plan.

            ERISA. The Employee Retirement Income Security Act of 1974, as amended.

            Excess Compensation. The portion of a Participant's Compensation that exceeds the Taxable Wage Base for the applicable Plan Year.

            Executive Committee. The Executive and Finance Committee of the Board (or such other committee of the Board as the Board may designate from time to time). Reference herein to the Executive Committee also shall include any person to whom the Executive Committee has delegated any of its authority pursuant to Section 13.3.

            Fiscal Year. The fiscal year of the Company.

            Full-Time Employee. An Employee who regularly is scheduled by an Employer to work 30 or more hours per week and who is not designated on the payroll records of an Employer as a temporary Employee, intern, or co-op Employee.

            Harris Stock. Common stock of the Company.

            Harris Stock Fund. An investment option, the assets of which consist primarily of shares of Harris Stock.

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            Highly Compensated Employee. For a Plan Year, any Employee who (a)
is a 5%-owner (as determined under section 416(i)(1) of the Code) at any time during the current Plan Year or the preceding Plan Year or (b) for the preceding Plan Year, was paid compensation in excess of $90,000 (as adjusted in accordance with section 414(q)(1)(B) of the Code) from an Employer or Affiliate and was a member of the "top-paid group" (as defined in section 414(q)(3) of the Code).

            Hour of Service. Each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer.

            Investment Committee. The Investment Committee -- Employee Benefit Plans of the Company. Reference herein to the Investment Committee also shall include any person to whom the Investment Committee has delegated any of its authority pursuant to Section 13.3.

            Leave of Absence. A period of interruption of the active employment of an Employee granted by an Employer or Predecessor Company with the understanding that the Employee will return to active employment at the expiration of such period (or such extension thereof granted by the Employer or Predecessor Company). The term "Leave of Absence" does not include a period of Qualified Military Service.

            Matching Account. The account established pursuant to Section 8.1 to which any matching contributions made for the benefit of a Participant pursuant to Section 4.2, and earnings and losses thereon, are credited.

            Maximum Contribution Percentage. The maximum percentage of a Participant's Compensation for a payroll period that may be contributed to the Plan pursuant to Section 5.1, as determined from time to time by the Administrative Committee. The Administrative Committee in its sole discretion may establish different Maximum Contribution Percentages with respect to

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Participants who are not Highly Compensated Employees for a given Plan Year and
Participants who are Highly Compensated Employees for such Plan Year, and with respect to classes of Highly Compensated Employees for a given Plan Year.

            Maximum Deferral Percentage. The maximum percentage of a Participant's Compensation for a payroll period that may be contributed to the Plan pursuant to Section 4.1(a), as determined from time to time by the Administrative Committee. The Administrative Committee in its sole discretion may establish different Maximum Deferral Percentages with respect to Participants who are not Highly Compensated Employees for a given Plan Year and Participants who are Highly Compensated Employees for such Plan Year, and with respect to classes of Highly Compensated Employees for a given Plan Year.

            Participant. An Eligible Employee who has satisfied the requirements set forth in Section 3.1. An individual shall cease to be a Participant upon the complete distribution of his or her vested Account.

            Plan. The plan herein set forth, as from time to time amended.

            Plan Year. The Fiscal Year.

            Predecessor Company. Any entity (a) of which an Affiliate is a successor by reason of having acquired all or substantially all of its business and assets or (b) from which an Affiliate acquired a business formerly conducted by such entity; provided, however, that in the case of any such entity that continues to conduct a trade or business subsequent to the acquisition by an Affiliate referred in (a) or (b) above, the status of such entity as a Predecessor Company relates only to the period of time prior to the date of such acquisition.

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            Pre-Tax Account. The account established pursuant to Section 8.1 to which any pre-tax contributions made for the benefit of a Participant pursuant to Section 4.1, and earnings and losses thereon, are credited.

            Profit Sharing Account. The account established pursuant to Section
8.1 to which any profit sharing contributions made for the benefit of a Participant pursuant to Section 4.3, and earnings and losses thereon, are credited.

            Qualified Military Service. An individual's service in the uniformed services (as defined in 38 U.S.C. Section 4303) if such individual is entitled to reemployment rights under USERRA with respect to such service.

            Reduction in Force. An involuntary or voluntary reduction in force, as defined in the Company's Severance Pay Program.

            Regulations. Written regulations promulgated by the Department of Labor construing Title I of ERISA or by the Internal Revenue Service construing the Code.

            Rollover Account. The account established pursuant to Section 8.1 to which any rollover contributions made by a Participant pursuant to Section 5.2, and earnings and losses thereon, are credited.

            Savings Account. The account established pursuant to Section 8.1 to which any savings contributions under the Plan as in effect prior to July 1, 1983, and earnings and losses thereon, are credited.

            Service. The aggregate of the periods during which an Employee is employed by an Employer and any periods of employment or service taken into account pursuant to Sections 11.3 and 11.4, subject to the following:

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            (a) An Employee shall be deemed to be employed by an Employer during
      (1) any period of absence from employment by an Employer that is of less than twelve months' duration, (2) the first twelve months of any period of absence from employment by an Employer for any reason other than the Employee's quitting, retiring, being discharged or death, and (3) any period of absence from employment by an Employer during which the Employee is in Qualified Military Service, provided that the Employee returns to the employ of an Employer within the period prescribed by USERRA.

            (b) An Employee's period of employment by an entity other than an Affiliate that becomes a Predecessor Company shall be included as Service only to the extent expressly provided in the documents effecting the acquisition or otherwise required by law.

            (c) An Employee's period of employment by an entity in which the Company owns less than 80% but more than 1% of the outstanding equity interest (a "joint venture") shall be included as Service if (1) the Company or its delegate designates employment with the joint venture as eligible for service credit under the Plan; (2) such Employee was employed by an Affiliate prior to such Employee's employment by the joint venture and was not employed by any person or entity other than an Affiliate (an "unrelated employer") between such Employee's employment by an Affiliate and the joint venture; and (3) such Employee returns to employment with an Affiliate following the Employee's termination of employment with the joint venture without having been employed by an unrelated employer between such Employee's employment by the joint venture and an Affiliate.

            (d) Solely for purposes of determining the nonforfeitable portion of a Participant's Account under Section 9.2(b), if an Employee (1) is terminated by an Employer or Affiliate in connection with a Reduction in Force and (2) has, as of the date of such termination, completed at least One Year of Service, the Service of the Employee shall include the first twelve months of absence from employment, effective as of the date of such termination of employment.

Service shall be computed in terms of completed years and completed days.

            Taxable Wage Base. The maximum amount of earnings that may be considered wages under section 3121(a)(1) of the Code, except for purposes of Medicare taxes, as in effect on the first day of a Plan Year.

            Trust. The trust described in Section 7.1 and created by agreement between the Company and the Trustee.

            Trust Fund. All money and property of every kind of the Trust held by the Trustee pursuant to the terms of the agreement governing the Trust.

            Trustee. The person or entity appointed by the Executive Committee and serving as trustee of the Trust or, if there is more than one such trustee acting at a particular time, all of such trustees collectively.

            USERRA. The Uniformed Services Employment and Reemployment Rights Act of 1994, as amended.

            Valuation Date. Each day on which the New York Stock Exchange is open for trading and any other day determined by the Administrative Committee.

            Year of Service. A period of Service of 365 days.

                                   ARTICLE 3

                                  PARTICIPATION

            Section 3.1. Eligibility for Participation. Each Eligible Employee who was a Participant immediately before the Effective Date shall continue to be a Participant as of the Effective Date. Each other Eligible Employee who is a Full-Time Employee shall become a Participant on the day he or she first performs an Hour of Service. Each other Eligible Employee who is not a Full-Time Employee shall become a Participant on the day he or she first completes a Year of Service.

            Section 3.2. Election of Pre-Tax Contributions and After-Tax Contributions. (a) Participant Election. A Participant who desires to make pre-tax contributions or after-tax contributions to the Plan shall make an election, in accordance with procedures prescribed by the Administrative Committee, specifying the Participant's chosen rate of such contributions. Such election shall authorize the Participant's Employer to reduce the Participant's Compensation by the amount of any such pre-tax contributions, shall authorize the Participant's Employer to make regular payroll deductions of any such after-tax contributions, shall specify the Participant's investment election as described in Section 8.2(a) and shall evidence the Participant's acceptance and agreement to all provisions of the Plan. Any election made pursuant to this
Section 3.2(a) shall be effective only with respect to Compensation not immediately available to the Participant as of the effective date of such election and shall be effective as of the first payroll period commencing after the date on which the election is received, or such later date as may be administratively practicable.

            (b) Deemed Election for Full-Time Employees. A Participant who is a Full-Time Employee and who does not at the time and in the manner prescribed by the Administrative

Committee elect otherwise shall be deemed to have elected to make pre-tax contributions to the Plan each payroll period at the rate of 6% of the Participant's Compensation for such payroll period and to have authorized the Participant's Employer to reduce his or her Compensation by the amount thereof. Any deemed election described in this Section 3.2(b) shall be effective only with respect to Compensation not immediately available to the Participant as of the effective date of the deemed election and shall be effective as of the first payroll period commencing after the Participant becomes eligible to participate in the Plan, or such later date as may be administratively practicable.

            Section 3.3. Transfers to Affiliates. If a Participant is transferred from one Employer to another Employer or from an Employer to an Affiliate that is not an Employer, such transfer shall not terminate the Participant's participation in the Plan, and such Participant shall continue to participate in the Plan until an event occurs which would have entitled the Participant to a complete distribution of the Participant's vested interest in his or her Account had the Participant continued to be employed by an Employer until the occurrence of such event. Notwithstanding the foregoing, a Participant shall not be entitled to make pre-tax contributions, after-tax contributions or rollover contributions to the Plan, to receive under the Plan allocations of matching contributions or to receive under the Plan allocations of profit sharing contributions during any period of employment by an Affiliate that is not an Employer, and periods of employment by an Affiliate that is not an Employer shall be taken into account only to the extent set forth in Section
11.3. Payments that are received by a Participant from an Affiliate that is not an Employer shall not be treated as Compensation for any purpose under the Plan.

                                   ARTICLE 4

               PRE-TAX, MATCHING AND PROFIT SHARING CONTRIBUTIONS

            Section 4.1. Pre-Tax Contributions. (a) Initial Election. Subject to the limitations set forth in Article 6, each Employer shall make a pre-tax contribution for each payroll period on behalf of each Participant who is an Eligible Employee of such Employer in an amount equal to a whole percentage of such Participant's Compensation for such payroll period as elected by the Participant pursuant to Section 3.2. The percentage of Compensation so designated by a Participant for a payroll period may not be less than 1% and may not be more than the Maximum Deferral Percentage with respect to such Participant. Notwithstanding the foregoing, the aggregate of a Participant's pre-tax contributions for a payroll period pursuant to this Section 4.1(a) and a Participant's after-tax contributions for a payroll period pursuant to Section
5.1 may not exceed an amount equal to the Maximum Deferral Percentage with respect to such Participant.

            (b) Changes in the Rate or Suspension of Pre-Tax Contributions. A Participant's pre-tax contributions shall continue in effect at the rate elected by the Participant pursuant to Section 3.2 until the Participant changes or suspends such election. A Participant may change or suspend such election at such time and in such manner as may be prescribed by the Administrative Committee, provided that only the last change made by a Participant during a payroll period shall be effectuated. Such change or suspension shall be effective as of the first payroll period commencing after the date on which the change or suspension is received, or such later payroll period as may be administratively practicable. A Participant who has suspended pre-tax contributions pursuant to this subsection may resume pre-tax contributions by making an election at such time and in such manner as may be prescribed by the Administrative Committee.

            (c) Catch-Up Contributions. Each Participant who (i) is eligible to make pre-tax contributions under the Plan and (ii) will attain age 50 before the end of a calendar year ending with or within a Plan Year shall be eligible to have pre-tax contributions made on his or her behalf in addition to those described in Section 4.1(a) ("catch-up contributions"). Catch-up contributions shall be elected, made, suspended, resumed and credited in accordance with and subject to the rules and limitations of section 414(v) of the Code and such other rules and limitations prescribed by the Administrative Committee from time to time; provided, however, that (i) the amount of catch-up contributions made on behalf of a Participant during a calendar year shall not exceed the maximum amount permitted under section 414(v)(2) of the Code for the calendar year ($2,000 for 2003); (ii) the amount of catch-up contributions made on behalf of a Participant for a payroll period shall not exceed the percentage of the Participant's Compensation that is established from time to time by the Administrative Committee and (iii) no matching contributions shall be made pursuant to Section 4.2 in connection with catch-up contributions. Catch-up contributions shall not be taken into account for purposes of Sections 6.1 and 6.3, and the Plan shall not be treated as failing to satisfy its provisions implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of catch-up contributions.

            Section 4.2. Matching Contributions. (a) Basic. Subject to the limitations set forth in Article 6, each Employer shall make a matching contribution for each payroll period on behalf of each Participant who is an Eligible Employee of such Employer, and who has completed a Year of Service, in an amount equal to 100% of the aggregate of (i) the pre-tax contribution made on behalf of such Participant pursuant to Section 4.1 and (ii) the after-tax contribution made on behalf of such Participant pursuant to Section 5.1, provided that the matching contribution shall not exceed 6% of the Participant's Compensation for such payroll period.

            (b) Discounted Stock Contribution. Subject to the limitations set forth in Article 6, each Employer may, in its discretion, make a matching contribution for each payroll period (in addition to the matching contribution made pursuant to Section 4.2(a)) on behalf of each Participant who is an Eligible Employee of such Employer and who (i) has completed a Year of Service,
(ii) for such payroll period makes a pre-tax contribution to the Plan pursuant to Section 4.1 or an after-tax contribution to the Plan pursuant to Section 5.1 and (iii) elects that all or a portion of such contribution be invested in the Harris Stock Fund (with the result that pursuant to Section 8.2(c) any related matching contributions also are invested in the Harris Stock Fund). The amount of any matching contribution made pursuant to this Section 4.2(b) shall be determined in the Company's sole discretion.

            (c) Special Encoda Matching Contribution. Notwithstanding any provision of the Plan to the contrary, matching contributions for the period from January 1, 2005 through June 30, 2005 to Participants who are Eligible Employees of Encoda Systems Inc. shall be calculated as follows. Matching contributions shall be in the amount specified in Subsection (a) of this Section 4.2; provided, however, that the matching contributions relating to pre-tax or after-tax contributions that are attributable to the annual bonus that is paid to such Eligible Employees in February of 2005 shall be in an amount equal to twenty-five percent (25%) of such contributions; subject to a maximum of 1.25% of such bonus (and also subject to any other limitations contained in the Plan).

            Section 4.3. Profit Sharing Contributions.

            (a) EPS Profit Sharing Contributions.

            (1) Subject to the limitations below and set forth in Article 6 and
      Section 8.6(c), for each Plan Year the Employers shall make a profit sharing contribution (the "EPS Profit Sharing Contribution") to the Trust on behalf of each Eligible Profit Sharing Participant in an amount equal to a specified percentage of such Participant's Compensation; provided however, that a EPS Profit Sharing Contribution shall not be made for any Plan Year in which the Company does not have any net profits (which, for this purpose, are defined as net income or profits for the Plan Year determined on the basis of the Company's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income or for contributions made to this Plan or any qualified retirement plan). The EPS Profit Sharing Contribution (if any) shall be allocated to the Account of each Eligible Profit Sharing Participant in the manner and amounts provided as follows:

                  (i) Percentage applicable to Compensation up to the Taxable Wage Base,

                                   Earnings                                                     Percent of Compensation
                                   Per Share                                                    Up to Taxable Wage Base
---------------------------------------------------------------------------------               -----------------------
If Earnings Per Share are Less than or Equal to Minimum Earnings Per Share Target                         2%

If Earnings Per Share Equal or Exceed Maximum Earnings Per Share Target                                   6%

                  (ii) The EPS Profit Sharing Contribution percentage applicable to Excess Compensation will be double the percentage applicable for Compensation up to the Taxable Wage Base, subject to the restrictions in Section 8.6(c).

                  (iii) For purposes of determining the amount of the EPS Profit
                        Sharing Contribution hereunder, if Earnings Per Share for a particular Plan Year exceeds the Minimum Earnings Per Share Target but is less than the Maximum Target Earnings Per Share Target, the EPS Profit Sharing Contribution shall be determined using straight line interpolations.

                  (iv) Notwithstanding the foregoing, in no event shall the total EPS Profit Sharing Contribution amount exceed the Company's net profits (as previously defined) for the Plan Year.

            (2) Establishment of Earnings Per Share Targets. No later than 90 days after the first day of each Plan Year, the Compensation Committee or the Board shall establish the Minimum Earnings Per Share Target and the Maximum Earnings Per Share Target for such Plan Year.

      (b) Special Profit Sharing Contributions. Subject to the limitations set forth in Article 6 and Section 8.6, the Employers, at the direction of the Company, may, in their discretion, make a profit sharing contribution for a Plan Year (in addition to the EPS Profit Sharing Contribution made pursuant to subsection (a) above, if any) in a specified dollar amount or pursuant to a formula, to be allocated to Eligible Profit Sharing Participants in accordance with the following formula. A special profit sharing contribution for a Plan Year made pursuant to this Section 4.3(b) shall be allocated among the Eligible Profit Sharing Participants in the proportion that the aggregate of the Compensation and Excess Compensation paid by the Employers or the Company to each such Eligible Profit Sharing Participant during such Plan Year bears to the aggregate of the total Compensation and Excess Compensation paid by the Employers or the Company to all such Eligible Profit Sharing Participants during such Plan Year.

            Section 4.4. Deposit of Contributions. An Employer shall deliver to the Trustee any pre-tax contributions for a payroll period as soon as administratively practicable after the date such contributions otherwise would have been paid to the Participants as cash compensation, but in no event later than the 15th business day of the month following the month during which such contributions otherwise would have been paid to the Participants. An Employer shall deliver to the Trustee any matching contributions for a payroll period concurrently with the delivery of the pre-tax contributions or after-tax contributions to which such matching contributions relate. An Employer shall deliver to the Trustee any profit sharing contribution for a Plan Year no later than the date prescribed by the Code, including any authorized extensions thereof, for filing such Employer's federal income tax return for the Fiscal Year which ends with such Plan Year.

            Section 4.5. Form of Contributions. Pre-tax contributions, matching contributions and profit sharing contributions shall be contributed to the Plan in cash; provided, however, that if a Participant elects that pre-tax contributions and matching contributions made on his or her behalf be invested in the Harris Stock Fund, the Company in its discretion may make such contributions in shares of Harris Stock, which may be contributed at a discount from fair market value. The portion of any such contribution that is attributable to a discount from fair market value on shares of Harris Stock shall be disregarded for purposes of determining (i) whether the pre-tax contributions made on behalf of a Participant exceed the Maximum Deferral Percentage under Section 4.1(a) with respect to such Participant; (ii) whether the pre-tax contributions made on behalf of a Participant exceed the annual limit on pre-tax contributions described in
Section 6.1(a); and (iii) whether the matching contributions made on behalf of a Participant exceed 6% of the Participant's Compensation for a payroll period, as described in Section 4.2.

                                   ARTICLE 5

                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

            Section 5.1. After-Tax Contributions. (a) Initial Election. Subject to the limitations set forth in Article 6, each Participant may elect in accordance with Section 3.2 to make an after-tax contribution for each payroll period by payroll deduction. The percentage of a Participant's Compensation for a payroll period subject to such election shall be a whole percentage not less than 1% and not more than the Maximum Contribution Percentage with respect to such Participant. Notwithstanding the foregoing, the aggregate of a Participant's pre-tax contributions for a payroll period pursuant to Section 4.1(a) and a Participant's after-tax contributions for a payroll period pursuant to this Section 5.1 may not exceed an amount equal to the Maximum Contribution Percentage with respect to such Participant. An Employer shall deliver to the Trustee any after-tax contributions for a payroll period as soon as administratively practicable after the date such contributions otherwise would have been paid to the Participants as cash compensation, but in no event later than the 15th business day of the month following the month during which such contributions otherwise would have been paid to the Participants.

            (b) Changes in the Rate or Suspension of After-Tax Contributions. A Participant's after-tax contributions shall continue in effect at the rate elected by the Participant pursuant to Section 3.2 until the Participant changes or suspends such election. A Participant may change or suspend such election at such time and in such manner as may be prescribed by the Administrative Committee, provided that only the last change made by a Participant during a payroll period shall be effectuated. Such change or suspension shall be effective as of the first payroll period commencing after the date on which the change or suspension is received, or such later payroll period as may be administratively practicable. A Participant who has suspended after-tax contributions pursuant to this subsection may resume after-tax contributions by making an election at such time and in such manner as may be prescribed by the Administrative Committee.

            (c) Form of Contributions. After-tax contributions shall be contributed to the Plan in cash; provided, however, that if a Participant elects that after-tax contributions made on his or her behalf be invested in the Harris Stock Fund, the Company in its discretion may make such contributions in shares of Harris Stock, which may be contributed at a discount from fair market value. The portion of any such contribution that is attributable to a discount from fair market value on shares of Harris Stock shall be disregarded for purposes of determining whether the after-tax contributions made on behalf of a Participant exceed the Maximum Contribution Percentage under Section 5.1(a) with respect to such Participant.

            Section 5.2. Rollover Contributions. (a) Requirements for Rollover Contributions. If a Participant receives an "eligible rollover distribution" (within the meaning of section 402(c)(4) of the Code) from an employees' trust described in section 401(a) of the Code that is exempt from tax under section 501(a) of the Code, from a qualified annuity plan described in section 403(a) of the Code or from an individual retirement account or annuity described in section 408(a) or (b) of the Code (provided that such amount is eligible to be rolled over from such individual retirement account or annuity and no amount in such individual retirement account or annuity is attributable to any source other than an eligible rollover distribution from an employees' trust described in section 401(a) of the Code that is exempt from tax under section 501(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code, and any earnings thereon), then such Participant may contribute to the Plan an amount that does not exceed the amount of such eligible rollover distribution (including the proceeds from the sale of any property received as part of such eligible rollover distribution). Notwithstanding the foregoing, rollover contributions to the Plan may not include any portion of an eligible rollover distribution that consists of after-tax employee contributions. A rollover contribution may be in the form of cash or, with the consent of the Administrative Committee or its delegate, a promissory note evidencing an outstanding loan balance.

            (b) Delivery of Rollover Contributions. Any rollover contribution made pursuant to this Section shall be delivered by the Participant to the Trustee on or before the 60th day after the day on which the Participant receives the distribution (or on or before such later date as may be prescribed by law) or shall be transferred to the Trustee on behalf of the Participant directly from the trust from which the eligible rollover distribution is made. Any such contribution must be accompanied by any information or documentation in connection therewith requested by the Administrative Committee or the Trustee. Notwithstanding the foregoing, the Administrative Committee shall not permit a rollover contribution if in its judgment accepting such contribution would cause the Plan to violate any provision of the Code or Regulations.

                                    ARTICLE 6

                          LIMITATIONS ON CONTRIBUTIONS

            Section 6.1. Annual Limit on Pre-Tax Contributions. (a) General Rule. Notwithstanding the provisions of Section 4.1, pre-tax contributions made on behalf of a Participant pursuant to such Section for any calendar year shall not exceed the dollar limitation in effect for such calendar year under section 402(g) of the Code, except to the extent permitted under Section 4.1(c) of the Plan and section 414(v) of the Code with respect to "catch-up contributions."

            (b) Excess Pre-Tax Contributions.

                  (1) Characterization as After-Tax Contributions. Except to the
            extent set forth in Section 4.1(c) of the Plan and section 414(v) of the Code with respect to "catch-up contributions," if for any calendar year the pre-tax contributions to the Plan or the aggregate of the pre-tax contributions to the Plan plus amounts contributed under other plans or arrangements described in section 401(k), 403(b), 408(k) or 408(p) of the Code for a Participant reach the limit imposed by subsection (a) of this Section for such calendar year, any contributions under the Plan during the calendar year that exceed such limit ("excess deferrals") shall be characterized as after-tax contributions.

                  (2) Distribution. Notwithstanding the foregoing, and except to the extent set forth in Section 4.1(c) of the Plan and section 414(v) of the Code with respect to "catch-up contributions," if any excess deferrals of a Participant are not characterized as after-tax contributions, because of the limitation set forth in Section 5.1 on the amount of after-tax contributions that may be made to the Plan or otherwise, such Participant shall, pursuant to such rules and at such time following such calendar year as determined by the Administrative Committee, be allowed to submit a written request that the excess deferrals, plus any income and minus any loss allocable thereto, be distributed to the Participant. The amount of any income or loss allocable to such excess deferrals shall be determined pursuant to Regulations. Such amount of excess deferrals, as adjusted for income or loss, shall be distributed to the Participant no later than April 15 following the calendar year for which such contributions were made. Notwithstanding the provisions of this subsection (b)(2), any such excess deferrals shall be treated as "annual additions" for purposes of Section 6.3 for the limitation year in which such contributions were made. The amount of excess deferrals that may be distributed under this subsection
            (b)(2) with respect to a Participant for a calendar year shall be reduced by any amounts previously distributed pursuant to Section 6.2(d)(1) with respect to such Participant for such year.

            Section 6.2. Limits on Contributions for Highly Compensated
Employees.

            (a) Actual Deferral Percentage Test Imposed by Section 401(k)(3) of the Code. Notwithstanding the provisions of Section 4.1, if the pre-tax contributions made pursuant to Section 4.1 for a Plan Year fail, or in the judgment of the Administrative Committee are likely to fail, to satisfy both of the tests set forth in paragraphs (1) and (2) of this subsection, the adjustments prescribed in Section 6.2(d)(1) shall be made. Any pre-tax contributions which are "catch-up contributions" described in Section 4.1(c) shall not be considered to be pre-tax contributions for purposes of determining whether the tests set forth in paragraphs (1) and (2) of this subsection are satisfied or for purposes of making any adjustments prescribed by Section 6.2(d)(1).

                  (1) The HCE average deferral percentage for such year does not exceed the product of the NHCE average deferral percentage for such year and 1.25.

                  (2) The HCE average deferral percentage for such year (i) does not exceed the NHCE average deferral percentage for such year by more than two percentage points and (ii) does not exceed the product of the NHCE average deferral percentage for such year and 2.0.

            (b) Actual Contribution Percentage Test Imposed by Section 401(m) of the Code. Notwithstanding the provisions of Sections 4.2 and 5.1, if the aggregate of the matching contributions made pursuant to Section 4.2 and the after-tax contributions made pursuant to Section 5.1 for a Plan Year fail, or in the judgment of the Administrative Committee are likely to fail, to satisfy both of the tests set forth in paragraphs (1) and (2) of this subsection, the adjustments prescribed in Section 6.2(d)(2) shall be made.

                  (1) The HCE average contribution percentage for such year does not exceed the product of the NHCE average contribution percentage for such year and 1.25.

                  (2) The HCE average contribution percentage for such year (i)
            does not exceed the NHCE average contribution percentage for such year by more than two percentage points and (ii) does not exceed the product of the NHCE average contribution percentage for such year and 2.0.

            (c) Definitions and Special Rules. For purposes of this Section, the following definitions and special rules shall apply:

                  (1) The "actual deferral percentage test" refers collectively to the tests set forth in paragraphs (1) and (2) of subsection (a) of this Section relating to pre-tax contributions. The actual deferral percentage test shall be satisfied if either of such tests are satisfied.

                  (2) The "HCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make pre-tax contributions for the current Plan Year and who are Highly Compensated Employees for the current Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the pre-tax contributions for the benefit of such Eligible Employee for the current Plan Year (if any) to the total compensation for the current Plan Year paid to such Eligible Employee.

                  (3) The "NHCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who were eligible to make pre-tax contributions for the immediately preceding Plan Year and who were not Highly Compensated Employees for the immediately preceding Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the pre-tax contributions for the benefit of such Eligible Employee for the immediately preceding Plan Year (if any) to the total compensation for the immediately preceding Plan Year paid to such Eligible Employee.

                  (4) The "actual contribution percentage test" refers
            collectively to the tests set forth in paragraphs (1) and (2) of subsection (b) of this Section relating to matching contributions and after-tax contributions. The actual contribution percentage test shall be satisfied if either of such tests are satisfied.

                  (5) The "HCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to have matching contributions, after-tax contributions, or in the discretion of the Administrative Committee and to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, pre-tax contributions, made for their benefit for the current Plan Year and who are Highly Compensated Employees for the current Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the matching contributions, after-tax contributions and, in the discretion of the Administrative Committee and to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, pre-tax contributions, made for the benefit of such Eligible Employee for the current Plan Year (if any) to the total compensation for the current Plan Year paid to such Eligible Employee.

                  (6) The "NHCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who were eligible to have matching contributions, after-tax contributions, or in the discretion of the

            Administrative Committee and to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, pre-tax contributions, made for their benefit for the immediately preceding Plan Year and who were not Highly Compensated Employees for the immediately preceding Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the matching contributions, after-tax contributions and, in the discretion of the Administrative Committee and to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, pre-tax contributions, made for the benefit of such Eligible Employee for the immediately preceding Plan Year (if any) to the total compensation for the immediately preceding Plan Year paid to such Eligible Employee.

                  (7) The term "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the discretion of the Administrative Committee, any other meaning in accordance with the Code for these purposes.

                  (8) If the Plan and one or more other plans of an Employer to which pre-tax contributions, matching contributions or employee contributions (as such terms are defined for purposes of section 401(m) of the Code), or qualified non-elective contributions (as such term is defined in section 401(m)(4)(C) of the Code), are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section. If a Highly Compensated Employee participates in the Plan and one or more other plans of an Employer to which any such contributions are made, all such contributions shall be aggregated for purposes of this Section.

                  (9) Solely for purposes of this Section 6.2, if shares of
            Harris Stock are contributed to the Plan at a discount from fair market value in connection with a Participant's election to invest his or her pre-tax contribution in the Harris Stock Fund, then the amount of such discount shall be treated as a matching contribution.

            (d) Adjustments to Comply with Limits.

                  (1) Adjustments to Comply with Actual Deferral Percentage
            Test. The Administrative Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether the actual deferral percentage test will be satisfied during a Plan Year, and, if it appears to the Administrative Committee that such test will not be satisfied, the Administrative Committee shall take such steps as it deems necessary or appropriate to adjust the pre-tax contributions made pursuant to
            Section 4.1 for all or a portion of the remainder of such Plan Year for the benefit of some or all of the Highly Compensated Employees to the extent necessary in order for the actual deferral percentage test to be satisfied. If, after the end of the Plan Year, the Administrative Committee determines that, notwithstanding any adjustments made pursuant to the preceding sentence, the actual deferral percentage test was not satisfied, the Administrative Committee shall calculate a total amount by which pre-tax contributions must be reduced in order to satisfy such test in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount of pre-tax contributions to be reduced for each Participant who is a Highly Compensated Employee shall be determined by first reducing the pre-tax contributions of each Participant whose actual dollar amount of pre-tax contributions for such Plan Year is highest until such reduced dollar amount equals the next highest actual dollar amount of pre-tax contributions made for such Plan Year on behalf of any Highly Compensated Employee or until the total reduction equals the excess contributions amount. If further reductions are necessary, then the pre-tax contributions on behalf of each Participant who is a Highly Compensated Employee and whose actual dollar amount of pre-tax contributions for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount. The portion of a Participant's pre-tax contributions to be reduced in accordance with this Section 6.2(d)(1) shall be recharacterized as an after-tax contribution, and the Participant shall be notified of such recharacterization and the tax consequences thereof no later than 2-1/2 months after the end of the Plan Year (or if notification by such date is administratively impracticable, no later than the last day of the subsequent Plan
            Year). The amount of a Participant's pre-tax contributions to be reduced in accordance with this Section shall be reduced by any excess deferrals previously distributed to such Participant pursuant to Section 6.1 in order to comply with the limitations of section 402(g) of the Code. The amount of any income or loss allocable to any such reductions shall be determined pursuant to the applicable Regulations promulgated by the U.S. Treasury Department.

                  (2) Adjustments to Comply with Actual Contribution Percentage
            Test. The Administrative Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether the average contribution percentage test will be satisfied during a Plan Year, and, if it appears to the Administrative Committee that such test will not be satisfied, the Administrative Committee shall take such steps as it deems necessary or appropriate to adjust the matching contributions and the after-tax contributions made pursuant to Section 4.2 and 5.1, respectively, for all or a portion of the remainder of such Plan Year on behalf of some or all of the Highly Compensated Employees to the extent necessary in order for the average contribution percentage test to be satisfied. If, after the end of the Plan Year, the Administrative Committee determines that, notwithstanding any adjustments made pursuant to the preceding sentence, the average contribution percentage test was not satisfied, the Administrative Committee shall, in its discretion, (1) allocate a qualified nonelective contribution pursuant to Section 6.2(e) or (2) reduce the matching contributions and after-tax contributions made on behalf of each Participant who is a Highly Compensated Employee and whose actual dollar amount of matching contributions and after-tax contributions for such Plan Year is the highest in the same manner described in subparagraph (1) of this paragraph to the extent necessary to comply with the average contribution percentage test. The reduction described in the preceding sentence shall be made first with respect to a Participant's after-tax contributions in excess of six percent of Compensation, second with respect to any remaining after-tax contributions and any matching contributions attributable thereto, and third with respect to any other matching contributions. With respect to contributions to be so reduced, no later than 2-1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Administrative Committee shall cause to be distributed to each such Participant the amount of such reductions made with respect to vested matching contributions to which such Participant would be entitled under the Plan if such Participant had terminated service on the last day of the Plan Year for which such contributions are made (or on the date of the Participant's actual termination of employment, if earlier) and with respect to after-tax contributions (plus any income and minus any loss allocable thereto), and any remaining amount of such reductions (plus any income and minus any loss allocable thereto) shall be forfeited. Any amounts forfeited pursuant to this paragraph shall be treated in the same manner as forfeitures described in Section 9.2(b). The amount of any such income or loss allocable to any such reduction to be so distributed or forfeited shall be determined pursuant to applicable Regulations promulgated by the U.S. Treasury Department.

            (e) Qualified Nonelective Contributions. Subject to the limitations set forth in Sections 6.3 and 6.4, and to the extent permitted by Regulations or other pronouncements of the Internal Revenue Service, for purposes of satisfying the actual contribution percentage test set forth in Section 6.2(b), the Employers may contribute for a Plan Year such amount, if any, as may be designated as a "qualified nonelective contribution" within the meaning of section 401(m)(4)(C) of the Code. Any qualified nonelective contribution to the Plan shall be allocated to the Accounts of those Participants who are not Highly Compensated Employees for the Plan Year with respect to which such qualified nonelective contribution is made and who are actively employed by the contributing Employer on the date such contribution is made, beginning with the Participant with the lowest Compensation for such Plan Year and allocating the maximum amount permissible under Section 6.3 before allocating any portion of such qualified nonelective contribution to the Participant with the next lowest Compensation for the Plan Year. Such allocation shall continue until the Plan satisfies the requirements in Section 6.2(b) or until the amount of such qualified nonelective contribution has been completely allocated. Any such qualified nonelective contributions and earnings and losses thereon shall be accounted for separately by the Trustee and shall be distributable in accordance with the provisions of Article 9. Notwithstanding any provision of the Plan to the contrary, the portion of a Participant's account derived from qualified nonelective contributions at all times shall be nonforfeitable.

            Section 6.3. Maximum Annual Additions under Section 415 of the Code. Notwithstanding any other provision of the Plan, and except to the extent permitted under Section 4.1(c) of the Plan and section 414(v) of the Code with respect to "catch-up contributions," the amounts allocated to the Account of each Participant for any limitation year shall be limited so that the aggregate annual additions for such year to the Participant's Account and to the Participant's accounts in all other defined contribution plans maintained by an employer shall not exceed the lesser of:

            (a) $40,000 (as adjusted pursuant to section 415(d) of the Code);
and

            (b) 100% of the Participant's compensation for such limitation year (or such other percentage of compensation set forth in section 415(c) of the Code).

            If the annual additions to a Participant's Account exceed the limitations set forth above for any limitation year (i) as a result of a reasonable error in estimating a Participant's annual compensation, (ii) as a result of a reasonable error in determining the amount of pre-tax contributions that may be made by a Participant under section 415 of the Code or (iii) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the amounts to be allocated to such Participant's Account for such year shall be reduced to the extent of the excess in the following order:

                  (1) Pre-tax contributions in excess of 6% of the Participant's
            Compensation;

                  (2) Remaining pre-tax contributions and any matching
            contributions attributable thereto on a pro rata basis;

                  (3) Profit sharing contributions;

                  (4) After-tax contributions in excess of 6% of the
            Participant's Compensation; and

                  (5) Remaining after-tax contributions and any matching
            contributions attributable thereto on a pro rata basis.

Any pre-tax contributions or after-tax contributions so reduced, plus earnings thereon, shall be distributed to the Participant. Any matching contributions or profit sharing contributions so reduced, plus earnings thereon, shall be held in a segregated suspense account and shall be treated in the next limitation year as matching contributions or profit sharing contributions, as the case may be, thereby reducing amounts actually contributed by the Employers for such year.

Upon termination of the Plan, any balance in such suspense account shall be returned to each Employer in the amount determined by the Administrative Committee, but only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code.

            The "annual additions" for a Plan Year to a Participant's Account and to the Participant's accounts in any other defined contribution plan is the sum for such limitation year of:

            (a) the amount of employer contributions (including pre-tax contributions) allocated to the Participant's account, excluding, however, any pre-tax contributions that are "catch-up contributions" made pursuant to Section 4.1(c) of the Plan and section 414(v) of the Code,

            (b) the amount of forfeitures allocated to the Participant's account,

            (c) the amount allocated to any individual medical benefit account (as defined in section 415(l) of the Code) maintained on behalf of the Participant, and

            (d) the amount of contributions by the Participant to any such plan, but excluding any rollover contribution made thereto.

            For purposes of this Section, the "limitation year" shall be the Plan Year, the term "compensation" shall have the meaning set forth in U.S. Treasury Regulation section 1.415-2(d)(10), the term "defined contribution plan" shall have the meaning set forth in section 415(k)(1) of the Code, and a Participant's employer shall include entities that are members of the same controlled group (within the meaning of section 414(b) of the Code as modified by section 415(h) of the Code) or affiliated service group (within the meaning of section 414(m) of the Code) as the Participant's employer or under common control (within the meaning of section

414(c) of the Code as modified by section 415(h) of the Code) with the Participant's employer or such entities.

            Section 6.4. Other Limitations on Employer Contributions. The contributions of the Employers for a Plan Year shall not exceed the maximum amount for which a deduction is allowable to such Employers for federal income tax purposes for the fiscal year of such Employers that ends with such Plan Year.

            Any contribution made by an Employer by reason of a good faith mistake of fact, or the portion of any contribution made by an Employer that exceeds the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction, shall upon the request of such Employer be returned by the Trustee to the Employer. An Employer's request and the return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to an Employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contribution would cause the balance of any Participant's Account as of the date such amount is to be returned (determined as if such date coincided with the close of a Plan Year) to be reduced to less than what would have been the balance of such Account as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   ARTICLE 7

                           TRUST AND INVESTMENT FUNDS

            Section 7.1. Trust. A Trust shall be created by the execution of a trust agreement between the Company (acting on behalf of the Employers) and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Administrative Committee directs in accordance with the Plan.

            Section 7.2. Investments. (a) In General. The Investment Committee shall establish an investment policy for the Plan. The Investment Committee shall cause the Trustee to establish and maintain two or more separate investment funds exclusively for the collective investment and reinvestment as directed by Participants of amounts credited to their Accounts. Additional investment funds may be established as determined by the Investment Committee from time to time in its sole discretion. The Investment Committee, in its sole discretion, may appoint investment managers to provide services in connection with the investment funds established under the Plan.

            (b) Harris Stock Fund. In addition to the investment funds established pursuant to Section 7.2(a), the Investment Committee may cause the Trustee to establish, operate and maintain a Harris Stock Fund. The assets of the Harris Stock Fund shall be invested primarily in shares of Harris Stock. The assets of the Harris Stock Fund also may be invested in short-term liquid investments. Each Participant's interest in the Harris Stock Fund shall be represented by units of participation, and each such unit shall represent a proportionate interest in all the assets of such fund.

                                   ARTICLE 8

                              PARTICIPANT ACCOUNTS
                            AND INVESTMENT ELECTIONS

            Section 8.1. Participant Accounts. The Administrative Committee shall establish and maintain, or cause the Trustee or such other agent as the Administrative Committee may select, to establish and maintain a separate Account for each Participant. Such Account shall be solely for accounting purposes, and no segregation of assets of the Trust Fund among the separate Accounts shall be required. Each Account shall consist of the following subaccounts:

            (a) if pre-tax contributions have been made for the benefit of a Participant pursuant to Section 4.1, a Pre-Tax Account to which shall be credited such amounts and subsequent earnings and losses thereon;

            (b) if matching contributions have been made for the benefit of a Participant pursuant to Section 4.2, a Matching Account to which shall be credited such amounts and subsequent earnings and losses thereon;

            (c) if profit sharing contributions have been made for the benefit of a Participant pursuant to Section 4.3, a Profit Sharing Account to which shall be credited such amounts and subsequent earnings and losses thereon;

            (d) if after-tax contributions have been made by a Participant pursuant to Section 5.1, an After-Tax Account to which shall be credited such amounts and subsequent earnings and losses thereon;

            (e) if a rollover contribution has been made by a Participant pursuant to Section 5.2, a Rollover Account to which shall be credited such amount and subsequent earnings and losses thereon; and

            (f) if applicable, a Savings Account to which shall be credited a Participant's savings contributions under the Plan as in effect prior to July 1, 1983, and subsequent earnings and losses thereon.

            The Administrative Committee shall establish and maintain, or cause the Trustee or such other agent as the Administrative Committee may select, to establish and maintain investment subaccounts with respect to each investment fund described in Section 7.2 to which amounts contributed under the Plan shall be credited according to each Participant's investment elections pursuant to
Section 8.2. All such investment subaccounts shall be solely for accounting purposes, and there shall be no segregation of assets within the investment funds among the separate investment subaccounts.

            Section 8.2. Investment Elections. (a) Initial Election. Each Participant shall make, in the manner prescribed by the Administrative Committee, an investment election that shall apply to the investment of contributions made for a Participant's benefit and any earnings on such contributions, subject to such limitations set forth herein or imposed by the Administrative Committee from time to time. Such election shall specify that such contributions be invested either (i) wholly in one of the funds maintained by the Trustee pursuant to Section 7.2, or (ii) divided among two or more of such funds in increments of 1% (or such larger percentage established by the Administrative Committee from time to time). During any period in which no direction as to the investment of a Participant's Account is on file with the

Administrative Committee, contributions made for a Participant's benefit shall be invested in the Balanced Fund.

            (b) Change of Election. A Participant may change his or her investment election as of any Valuation Date, subject to such limitations as the Administrative Committee from time to time may impose (including restrictions on investment election changes that apply solely to a particular investment fund). A Participant's investment election change shall be limited to the investment funds then maintained by the Trustee pursuant to Section 7.2. A change in investment election made pursuant to this Section shall apply to a Participant's existing Account or contributions made for the benefit of the Participant after such change, or both. Any such change shall specify that such Account or contributions be invested either (i) wholly in one of the funds maintained by the Trustee pursuant to Section 7.2 or (ii) divided among two or more of such funds in increments of 1% (or such larger percentage established by the Administrative Committee from time to time) or, solely with respect to a Participant's existing Account, in fixed dollar amounts. A Participant's change of investment election must be made in the manner prescribed by the Administrative Committee. The Administrative Committee shall prescribe rules regarding the time by which such an election must be made in order to be effective for a particular Valuation Date.

            (c) Special Rules Concerning the Harris Stock Fund. Notwithstanding any provision of the Plan to the contrary, the following rules shall apply to investments in the Harris Stock Fund:

                  (1) Availability. Only pre-tax contributions, after-tax
            contributions and matching contributions may be invested in the Harris Stock Fund. If the aggregate of a Participant's pre-tax contribution and after-tax contribution for any payroll period is equal to or greater than 5% of the Participant's Compensation for such payroll period, the aggregate of the pre-tax contribution and after-tax contribution invested in the Harris Stock Fund for any payroll period shall not exceed 1% (or such larger percentage established by an appropriate committee of the Board from time to time) of the Participant's Compensation for the payroll period. If the aggregate of a Participant's pre-tax contribution and after-tax contribution for any payroll period is less than 5% of the Participant's Compensation in any payroll period, the aggregate of his or her pre-tax contributions and after-tax contributions invested in the Harris Stock Fund for the payroll period shall not exceed 20% of the Participant's aggregate pre-tax contribution and after-tax contribution for the payroll period. The portion of any pre-tax contribution or after-tax contribution that is attributable to a discount from fair market value on shares of Harris Stock, shall be disregarded for purposes of the two foregoing sentences. To the extent that pre-tax contributions or after-tax contributions are invested in the Harris Stock Fund, the matching contributions attributable thereto also shall be invested in the Harris Stock Fund.

                  (2) Restrictions on Transfers. A Participant may not transfer amounts from other investment funds to the Harris Stock Fund. Any contributions invested in the Harris Stock Fund must remain in the fund for a minimum of two Plan Years following the end of the Plan Year in which the investment is made (the "Holding Period"), provided that amounts invested in the Harris Stock Fund may be distributed before the expiration of the Holding Period if a Participant or Beneficiary is entitled to a distribution under the Plan pursuant to Section 9.3.

            The Investment Committee, in its sole discretion, may impose additional restrictions or requirements regarding transfers from the Harris Stock Fund.

                  (3) Dividends. A Participant's allocable share of cash or
            stock dividends (and other cash earnings) credited to the Harris Stock Fund shall be reinvested in the Harris Stock Fund and shall be subject to the same Holding Period as applies to the underlying stock on which the dividends (or other cash earnings) are paid.

                  (4) Contributions. Amounts invested in the Harris Stock Fund normally shall be contributed in cash; provided, however, that the Company, in its discretion, may contribute such amounts in Harris Stock, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase shares of Harris Stock on the open market, and to give effect to any discount from fair market value established from time to time by allocating shares to a Participant's Account in addition to the number of shares that would have been allocated to the Participant's Account if the discount had not been established.

            Section 8.3. Valuation of Funds and Plan Accounts. The value of an investment fund as of any Valuation Date shall be the market value of all assets (including any uninvested cash) held by the fund on such Valuation Date as determined by the Trustee, reduced by the amount of any accrued liabilities of the fund on such Valuation Date. The Trustee's determination of market value shall be binding and conclusive upon all parties. The value of a Participant's Account as of any Valuation Date shall be the sum of the values of his or her investment subaccounts in each of the accounts listed in Section 8.1.

            Section 8.4. Valuation of Units within the Harris Stock Fund. As soon as practicable after the close of business on each Valuation Date, the Trustee shall determine the value of the Harris Stock Fund on such Valuation Date in the manner prescribed in Section 8.3, and the value so determined shall be divided by the total number of Harris Stock Fund participating units allocated to the investment subaccounts of Participants. The resulting quotient shall be the value of a participating unit in the Harris Stock Fund as of such Valuation Date and shall constitute the "price" of a participating unit as of such Valuation Date. Participating units shall be credited, at the price so determined, to the investment subaccounts of Participants with respect to moneys contributed or transferred to such investment subaccounts on their behalf on such Valuation Date. The price of such participating units shall be debited to the investment subaccounts of Participants with respect to moneys divested from such investment subaccounts on their behalf on such Valuation Date. The value of all participating units credited to Participants' investment subaccounts shall be redetermined in a similar manner as of each Valuation Date.

            Section 8.5. Allocation of Contributions Other than Profit Sharing Contributions. Any pre-tax contribution, matching contribution, after-tax contribution or rollover contribution shall be allocated to the Pre-Tax Account, Matching Account, After-Tax Account or Rollover Account, as applicable, of the Participant for whom such contribution is made as soon as practicable after the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee and shall be credited to such Participant's Account as of such Valuation Date.

            Section 8.6. Allocation of Profit Sharing Contributions.

            (a) Amount. Profit sharing contributions for a Plan Year shall be allocated among the Eligible Profit Sharing Participants in accordance with the formulas specified in Section 4.3.

            (b) Timing of Allocation. A profit sharing contribution made by the Employers or the Company pursuant to Section 4.3 for a Plan Year shall be allocated to the Profit Sharing Accounts of Eligible Profit Sharing Participants as of the last day of such Plan Year; provided, however, that such contributions shall be credited to such Participant's Profit Sharing Accounts as of the Valuation Date coinciding with or next following the date on which the profit sharing contribution is delivered to the Trustee.

            (c) Limitation on Amount. Notwithstanding any provision of the Plan to the contrary, the amount allocated to an Eligible Profit Sharing Participant with respect to Excess Compensation shall not exceed the "base contribution percentage" by more than the lesser of (i) the base contribution percentage and
(ii) 5.7% (or if greater, the percentage equal to the Old Age portion of the tax under section 3111(a) of the Code, as in effect on the first day of the Plan
Year). Any remaining amount shall be allocated based on the ratio of each Eligible Profit Sharing Participant's Compensation for the Plan Year to the Compensation of all Eligible Participants for the Plan Year. The term "base contribution percentage" means the percentage of Compensation of an Eligible Profit Sharing Participant contributed by the Employers or the Company with respect to such Participant's Compensation not in excess of the Participant's Taxable Wage Base.

            Section 8.7. Correction of Error. If it comes to the attention of the Administrative Committee that an error has been made in any of the allocations prescribed by this Article 8, appropriate adjustment shall be made to the Accounts of all Participants and

Beneficiaries that are affected by such error, except that no adjustment need be made with respect to any Participant or Beneficiary whose Account has been distributed in full prior to the discovery of such error.

                                   ARTICLE 4

                          WITHDRAWALS AND DISTRIBUTIONS

            Section 9.1. Withdrawals Prior to Termination of Employment. (a) Withdrawals from After-Tax Account and Savings Account. As of any Valuation Date, a Participant may withdraw all or any portion of his or her After-Tax Account or Savings Account; provided, however, that (i) only one such withdrawal may be made in any three-month period; (ii) such withdrawal shall be in the form of a lump sum payment; (iii) a Participant may not withdraw any amount from his or her Savings Account until the entire balance of his or her After-Tax Account has been withdrawn; and (iv) a Participant's election under the Plan to make after-tax contributions, if any, shall be suspended, and no after-tax contributions or matching contributions attributable to after-tax contributions shall be allocated to the Participant's Account, for a period of three months after the date of such withdrawal from the Participant's After-Tax Account. At the expiration of such three-month suspension period, a Participant may resume making after-tax contributions in accordance with the procedures set forth in
Section 5.1.

            (b) Hardship Withdrawals. Subject to the provisions of this subsection, a Participant who has taken all loans available to the Participant under Article 10, has taken all withdrawals available to the Participant under Sections 9.1(a), (c) and (d) and has incurred a financial hardship may withdraw as of any Valuation Date all or any portion of the combined balance of his or her (i) pre-tax contributions and (ii) vested Profit Sharing Account. The amount of such withdrawal shall not exceed the amount needed to satisfy the financial hardship, including amounts necessary to pay any federal, state or local taxes or any penalties reasonably anticipated to result from the hardship withdrawal. The determination of the existence of a financial hardship and the amount required to be distributed to satisfy such hardship shall be made in a uniform and non-discriminatory manner according to the following rules:

                  (1) A financial hardship shall be deemed to exist if and only if the Participant certifies that the financial need is on account of:

                      (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for such persons to obtain medical care described in section 213(d) of the Code;

                      (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                      (iii) payment of tuition, room and board and related
                            educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code);

                      (iv) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure of the mortgage on that residence; or

                      (v) the occurrence of any other event determined by the Commissioner of Internal Revenue pursuant to Treasury Regulation section 1.401(k)-1(d)(2)(iv).

                  (2) A distribution shall be treated as necessary to satisfy a financial need if and only if the Participant certifies (and if the Administrative Committee has no reason to believe that such certification is inaccurate) that such hardship cannot be relieved by or through:

                      (i) reimbursement or compensation by insurance or otherwise;

                      (ii) cessation of pre-tax contributions and after-tax contributions under the Plan;

                      (iii) reasonable liquidation of the Participant's assets
                            (including assets of the Participant's spouse and minor children that are reasonably available to the Participant), to the extent such liquidation would not itself cause an immediate and heavy financial need; or

                      (iv) other distributions or nontaxable (at the time of the loan) loans from this Plan or other plans maintained by an Employer or by another employer, or by borrowing from commercial sources on reasonable commercial terms.

                  (3) The Participant shall be required to submit any additional supporting documentation as may be requested by the Administrative Committee.

                  (4) Any hardship withdrawal pursuant to this Section 9.1(b)
            shall be in the form of a lump sum payment.

                  (5) A Participant may receive a hardship withdrawal pursuant to this Section 9.1(b) no more than once during any six-month period.

                  (6) Amounts distributed to a Participant pursuant to this
            Section 9.1(b) shall be withdrawn first from the Participant's pre-tax contributions and next from the vested portion of the Participant's Profit Sharing Account and shall not be taken from the next source until the previous source has been depleted.


                  (7) Notwithstanding any provision of the Plan to the contrary, a Participant who receives a hardship withdrawal hereunder on or after July 1, 2003 shall be prohibited from making any pre-tax contributions or after-tax contributions under Section 4.1 or
            Section 5.1, respectively, and under all other plans of the Employers and Affiliates until the first payroll period commencing coincident with or next following the date which is six months after the date the hardship withdrawal was made (or such earlier date as may be permitted by applicable Regulations). Such a Participant may elect to resume making pre-tax contributions in accordance with the procedures set forth in Section 4.1 and resume making after-tax contributions in accordance with the procedures set forth in Section
            5.1. For purposes of this paragraph, "all other plans of the Employers and Affiliates" shall include stock option plans, stock purchase plans, qualified and nonqualified deferred compensation plans and such other plans as may be designated under Regulations, but shall not include health and welfare plans and the mandatory employee contribution portion of a defined benefit plan.

            (c) Withdrawals On or After Age 59-1/2. As of any Valuation Date, a Participant who has attained age 59-1/2 may withdraw all or any portion of his or her vested

Account. A withdrawal made pursuant to this Section 9.1(c) shall be made at the Participant's election in any form of payment provided under Section 9.3(c).

            (d) Withdrawals from Rollover Account. As of any Valuation Date, a Participant may withdraw all or any portion of his or her Rollover Account. Any withdrawal pursuant to this Section 9.1(d) shall be in the form of a lump sum payment.

            (e) Conditions Applicable to All Withdrawals. A Participant's request for a withdrawal pursuant to this Section 9.1 shall be made at such time and in such manner as may be prescribed by the Administrative Committee. The amount available for withdrawal pursuant to this Section 9.1 shall be reduced by the amount of any loan made pursuant to Article 10 that is outstanding at the time of withdrawal, and no withdrawal pursuant to this Section 9.1 shall be permitted to the extent that such withdrawal would cause the aggregate amount of such outstanding loan to exceed the limits described in Section 10.1. No withdrawal shall be permitted under this Section 9.1 of the portion of a Participant's Account, if any, which is invested in the Harris Stock Fund and which has not satisfied the Holding Period described in Section 8.2(c). The amount available for withdrawal under this Section 9.1 is subject to reduction in the sole discretion of the Administrative Committee to take into account the investment experience of the Trust Fund between the date of the withdrawal election and the date of the withdrawal.

            Section 9.2. Distribution of Account Upon Termination of Employment.
(a) Termination of Employment under Circumstances Entitling Participant to Full Distribution of Account. If a Participant's employment with all Employers and Affiliates terminates under any of the following circumstances, then the Participant or his or her designated Beneficiary, as the case may be, shall be entitled to receive the Participant's entire Account:

                  (1) on or after the date the Participant attains age 55;

                  (2) on account of the Participant's death;

                  (3) on account of the Participant's Disability; or

                  (4) after the Participant is credited with at least six Years of Service.

            (b) Termination of Employment under Circumstances Resulting in Partial Forfeiture of the Participant's Account. If a Participant's employment with all Employers and Affiliates terminates under circumstances other than those set forth in Section 9.2(a), then the Participant shall be entitled to receive (i) the entire balance of the Participant's Pre-Tax Account, After-Tax Account, Rollover Account and Savings Account and (ii) a percentage of the balance of the Participant's Matching Account and Profit Sharing Account, which percentage shall be determined as follows by reference to the Participant's Years of Service as of the date of the Participant's termination of employment:

Years of Service                Percentage
----------------                ----------
Less than 2                         0%
At least 2 but less than 3         20%
At least 3 but less than 4         40%
At least 4 but less than 5         60%
At least 5 but less than 6         80%
6 or more                         100%

            In the event of the sale or disposition of a business or a sale of substantially all of the assets of a trade or business, a Participant affected by such sale may be entitled to the entire balance of the Participant's Account, irrespective of the Participant's Years of Service, if expressly provided in the documents effecting the transaction or otherwise authorized by the Company.

            Any portion of a Participant's Matching Account and Profit Sharing Account which the Participant is not entitled to receive pursuant to this
Section 9.2(b) shall be charged to
such accounts and forfeited as of the earlier of (i) the date the Participant receives a distribution of the Participant's vested Account and (ii) the date the Participant incurs a Break in Service of five consecutive years. For purposes of this Section 9.2(b), if a Participant is entitled to receive zero percent (0%) of his or her Matching Account and Profit Sharing Account, the Participant shall be deemed to have received a distribution of such accounts on the first day of the Plan Year following the Participant's termination of employment. If a Participant who receives, or is deemed to have received, a distribution of the Participant's vested Account is reemployed prior to incurring a Break in Service of five consecutive years, then such forfeiture shall be reinstated as prescribed in Section 11.2(b). Amounts forfeited by a Participant pursuant to this Section shall be used (i) first, to restore the Accounts of recently located Participants previously employed by such Participant's Employer (or the recently located Beneficiaries of Participants previously employed by such Participant's Employer) whose Accounts were forfeited as described in Section 9.8, (ii) next, to restore the Accounts of Participants who are reemployed by such Participant's Employer as described in
Section 11.2(b), (iii) next, to fund any matching contributions or profit sharing contributions to be allocated to Participants who are reemployed by such Participant's Employer after a period of Qualified Military Service as described in Section 11.5 and (iv) finally, to reduce future contributions to the Plan by such Participant's Employer.

            Section 9.3. Time and Form of Distribution upon Termination of Employment. (a) In General. A Participant shall be entitled to a distribution of his or her vested Account upon the Participant's termination of employment with all Employers and Affiliates.

            (b) Time of Distribution. A Participant shall be entitled to a distribution of his or her vested Account as soon as administratively practicable after the date of the Participant's termination of employment, or, subject to Section 9.4, may defer distribution to a later date; provided, however, that:

            (1) subject to Section 9.4, a Participant's Account shall not be distributed prior to the Participant's 65th birthday unless the Participant has consented in writing to such distribution;

            (2) if a Participant dies before the commencement of distribution of his or her Account, distributions paid or commencing after the Participant's death shall be completed no later than December 31 of the calendar year which contains the fifth anniversary of the Participant's death, except that (i) if the Participant's Beneficiary is the Participant's spouse, distribution may be deferred until December 31 of the calendar year in which the Participant would have attained age 70-1/2 and (ii) if the Participant's Beneficiary is a person other than the Participant's spouse and distributions commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died, such distributions may be made over a period not longer than the life expectancy of such Beneficiary;

            (3) if at the time of a Participant's death, distribution of his or her Account has commenced, the remaining portion of the Participant's Account shall be paid at least as rapidly as under the method of distribution being used prior to the Participant's death, as determined pursuant to Regulation section 1.401(a)(9)-2;

            (4) unless a Participant files a written election to defer distribution, distribution shall be made to a Participant by payment in a single lump sum payment no later than 60 days after the end of the Plan Year which contains the latest of (i) the date of the Participant's termination of employment, (ii) the tenth anniversary of the date the Participant commenced participation in the Plan and (iii) the Participant's 65th birthday; provided, however, that if the Participant does not elect a distribution prior to the latest to occur of the events listed above, the Participant shall be deemed to have elected to defer such distribution until a date no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; and

            (5) with respect to a Participant who continues in employment after attaining age 70-1/2, distribution of the Participant's Account shall commence no later than the Participant's required beginning date. For purposes of this paragraph, the term "required beginning date" shall mean
      (A) with respect to a Participant who is a 5%-owner (within the meaning of section 416(i) of the Code), April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 and (B) with respect to any other Participant, April 1 of the calendar year following the calendar year in which the Participant terminates employment with all Employers and Affiliates. Distributions made under this paragraph shall be made in accordance with Section 9.3(d).

      (c) Form of Distribution. Any distribution to which a Participant (or in the event of the Participant's death, his or her Beneficiary) becomes entitled upon the Participant's termination of employment shall be distributed by the Trustee by whichever of the following methods the Participant (or Beneficiary) elects:

                  (1) an amount not greater than the vested balance of the
            Participant's Account, provided, however, that only one such payment may be made in any single month;

                  (2) substantially equal periodic installment payments, payable not less frequently than annually and not more frequently than monthly, over a period to be elected by the Participant (or Beneficiary); provided, however, that such period shall not exceed the life expectancy of the Participant or, to the extent permitted by Regulation section 1.401(a)(9)-5, the joint and last survivor expectancy of the Participant and the Participant's Beneficiary; or

                  (3) a combination of (1) and (2).

A Participant (or Beneficiary) may change his or her election with respect to the form of distribution at any time before or after distribution of benefits commences.

            (d) Required Minimum Distributions. Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan will be made in accordance with the minimum distribution requirements of section 401(a)(9) of the Code and the final Regulations promulgated thereunder.

            Section 9.4. Payment of Small Account Balances. Notwithstanding any provision of Section 9.3 to the contrary and subject to Section 9.6, if a Participant's vested Account to be distributed upon the Participant's termination of employment does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code), then such amount shall be distributed as soon as practicable after the Participant's termination of employment in the form of a lump sum payment to the Participant or his or her Beneficiary, as the case may be. In the event of a mandatory distribution greater than $1,000 under this Section 9.4, if the

Participant does not elect to have such distribution paid as a direct rollover pursuant to Section 9.6 or to receive the distribution directly, then the distribution will be paid in a direct rollover to an individual retirement plan designated by the Administrative Committee.

            Section 9.5. Medium and Order of Withdrawal or Distribution. (a) Medium of Withdrawal or Distribution. All withdrawals and distributions under the Plan shall be made in cash; provided, however, that other than with respect to withdrawals pursuant to Sections 9.1(a) and (b), a Participant or Beneficiary may elect, in accordance with procedures established by the Administrative Committee, to receive the portion of his or her Account, if any, that is invested in the Harris Stock Fund in shares of Harris Stock (with fractional shares and de minimis amounts, as determined by the Administrative Committee, distributed in cash). If a Participant or Beneficiary has elected to receive a withdrawal or distribution of any portion of his or her Account that is invested in the Harris Stock Fund in shares of Harris Stock, then such distribution shall, in the discretion of the Administrative Committee, either be made in certificated form or credited to an account established for the Participant under a plan maintained by an Affiliate.

            (b) Order of Withdrawal or Distribution. To the extent not otherwise set forth in Section 9.1, any withdrawal pursuant to Section 9.1 and any distribution pursuant to Section 9.3 shall be charged against a Participant's contribution and investment subaccounts in the order determined by the Administrative Committee; provided, however, that in order to maximize the tax benefits associated with participation in the Plan, any such withdrawal or distribution first shall be charged against the Participant's After-Tax Account. In the case of a withdrawal made pursuant to Section 9.1, reduction of amounts invested in the Harris Stock Fund shall be subject to the satisfaction of the Holding Period prescribed in Section 8.2(c).

            Section 9.6. Direct Rollover Option. In the case of a distribution that is an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code, a Participant, a Beneficiary who is a surviving spouse of a Participant, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, may elect that all or any portion of such distribution to which he or she is entitled shall be directly transferred from the Plan to (i) an individual retirement account or annuity described in section 408(a) or (b) of the Code, or
(ii) if the terms of which permit the acceptance of eligible rollover distributions, to another retirement plan qualified under section 401(a) of the Code, to a qualified annuity plan described in section 403(a) of the Code, to an annuity contract described in section 403(b) of the Code or to an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to account separately for amounts transferred into such plan from this Plan. Notwithstanding the foregoing, any portion of an eligible rollover distribution that consists of after-tax contributions which are not includible in gross income may be transferred only to an individual retirement account or annuity described in section 408(a) or
(b) of the Code or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to account separately for amounts so transferred.

            Section 9.7. Designation of Beneficiary. (a) In General. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and that may be an entity other than a natural person) to receive any distribution to be made under this Article upon the death of such Participant or, in the case of a Participant who dies after his or her termination of employment but prior to the distribution of the entire amount to which he or she is entitled under the Plan, any undistributed balance to which such Participant would have been entitled. No such designation of a Beneficiary other than a Participant's spouse shall be effective if the Participant was married through the one-year period ending on the date of his or her death unless such designation was consented to in writing (or by such other method permitted by the Internal Revenue Service) at the time of such designation by the person who was the Participant's spouse during such period, acknowledging the effect of such consent and witnessed by a notary public or, prior to October 1, 1993, a Plan representative, or it is established to the satisfaction of the Administrative Committee that such consent could not be obtained because the Participant's spouse could not be located or because of the existence of other circumstances as the Secretary of the Treasury may prescribe as excusing the requirement of such consent. Subject to the immediately preceding sentence, a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change thereof shall be made in the manner prescribed by the Administrative Committee and shall be filed with the Administrative Committee. If (i) no Beneficiary has been named by a deceased Participant or (ii) a Beneficiary designation is not effective pursuant to the second sentence of this section, any undistributed Account of the deceased Participant shall be distributed by the Trustee (a) to the surviving spouse of such deceased Participant, if any,
(b) if there is no surviving spouse, to the then living descendants, if any, of the deceased Participant, per stirpes, or (c) if there is no surviving spouse and there are no living descendants, to the executor or administrator of the estate of such deceased Participant. Unless otherwise set forth in the applicable beneficiary designation form or the instructions thereto, if a Beneficiary designated by a Participant predeceases the Participant, any undistributed Account of the deceased Participant shall be distributed by the Trustee in the order prescribed by the immediately preceding sentence.

            (b) Successor Beneficiaries. A Beneficiary who has been designated in accordance with Section 9.7(a) may name a successor beneficiary or beneficiaries in the manner prescribed by the Administrative Committee. Unless otherwise set forth in the applicable form pursuant to which a Participant designates a Beneficiary or the instructions thereto, if such Beneficiary dies after the Participant and before distribution of the entire amount of the Participant's benefit under the Plan in which the Beneficiary has an interest, then any remaining amount shall be distributed, as soon as practicable after the death of such Beneficiary, in the form of a lump sum payment to the successor beneficiary or beneficiaries or, if there is no such successor beneficiary, to the executor or administrator of the estate of such deceased Beneficiary.

            Section 9.8. Missing Persons. If following the date on which pursuant to Section 9.3(b) or 9.4 a Participant's Account may be distributed without the Participant's consent, the Administrative Committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to the Participant's Account, then the Participant's Account shall be forfeited; provided, however, that to the extent required by law the Plan shall reinstate and pay to such person or persons the amount so forfeited upon a claim for such amount made by such person or persons. The amount to be so reinstated shall be obtained from the total amount that shall have been forfeited pursuant to this Section and Section 9.2(b) during the Plan Year that the claim for such forfeited benefit is made, and shall not include any earnings or losses from the date of the forfeiture under this Section. If the amount to be reinstated exceeds the amount of such forfeitures, the Employer in respect of whose Eligible Employee the claim for forfeited benefit is made shall make a contribution in an amount equal to such excess. To the extent the forfeitures under this Section exceed any claims for forfeited benefits made pursuant to this Section, such excess shall be utilized (i) first, to restore the Accounts as described in Section 11.2(b) of Participants who are reemployed by the Employer in respect of whose Eligible Employee experienced the forfeiture hereunder, (ii) next, to fund any matching contributions or profit sharing contributions to be allocated to Participants who are reemployed by such Employer after a period of Qualified Military Service as described in Section
11.5 and (iii) finally, to reduce future contributions to the Plan by such Employer.

            Section 9.9. Distributions to Minor and Disabled Distributees. Any distribution that is payable to a distributee who is a minor or to a distributee who has been legally determined to be unable to manage his or her affairs by reason of illness or mental incompetency may be made to, or for the benefit of, any such distributee at such time consistent with the provisions of this Plan and in such of the following ways as the legal representative of such distributee shall direct: (a) directly to any such minor distributee if, in the opinion of such legal representative, he or she is able to manage his or her affairs, (b) to such legal representative, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor distributee, or (d) as otherwise directed by such legal representative. Neither the Administrative Committee nor the Trustee shall be required to oversee the application by any third party other than the legal representative of a distributee of any distribution made to or for the benefit of such distributee pursuant to this Section.

            Section 9.10. Payment of Group Insurance Premiums. The Administrative Committee may, in its sole discretion, permit a Participant who
(i) is eligible to be included in any contributory group insurance program maintained or sponsored by an Employer, (ii) elects to be covered under such contributory group insurance program and (iii) is receiving benefits under the Plan in monthly installments to direct that a specified portion of the installment payments be withheld and paid by the Trustee on the Participant's behalf to the Employer as the Participant's contribution under such contributory group insurance program. Such direction by a Participant, if permitted by the Administrative Committee, shall be made at the time and in the manner prescribed by the Administrative Committee. Any such direction may be revoked by a Participant upon at least 15 days' prior written notice to the Administrative Committee. Any withholding and payment of insurance costs on behalf of a Participant shall be made in accordance with Treasury Regulation section 1.401(a)-13.

                                   ARTICLE 10

                                      LOANS

            Section 10.1. Making of Loans. Subject to the provisions of this
Article 10, the Administrative Committee shall establish a loan program whereby any Participant who is an Employee may request, by such method prescribed by the Administrative Committee, to borrow funds from the Participant's Pre-Tax Account, After-Tax Account and Rollover Account, and which loan program hereby is incorporated into this Plan by reference. The principal balance of such loan, when aggregated with the outstanding balances of all other loans of the Participant from plans maintained by the Employers and Affiliates, shall not exceed the least of:

            (a) $50,000, reduced by the excess, if any, of (x) the highest outstanding loan balance of the Participant under all plans maintained by the Employers and Affiliates during the period beginning one year and one day prior to the date on which such loan is made and ending on the day prior to the date on which such loan is made, over (y) the outstanding loan balance from all such plans on the date on which such loan is made;

            (b) fifty percent (50%) of the vested portion of the Participant's Account as of the Valuation Date coinciding with or immediately preceding the date on which the loan is made; and

            (c) the aggregate value of the Participant's Pre-Tax Account, After-Tax Account and Rollover Account as of the Valuation Date coinciding with or immediately preceding the date on which the loan is made.

            Section 10.2. Restrictions. An application for a loan shall be made at the time and in the manner prescribed by the Administrative Committee. The action of the Administrative Committee or its delegate in approving or disapproving a request for a loan shall be final. Any loan under the Plan shall be subject to the terms, conditions and restrictions set forth in the loan program established by the Administrative Committee.

            Section 10.3. Default. If any loan or portion of a loan made to a Participant under the Plan, together with the accrued interest thereon, is in default, the Trustee, upon direction from the Administrative Committee, shall take appropriate steps to collect the outstanding balance of the loan and to foreclose on the security; provided, however, that the Trustee shall not levy against any portion of the Participant's Account until such time as a distribution from such Account otherwise could be made under the Plan. Default shall occur (i) if the Participant fails to make any scheduled loan payment when due or within 90 days thereafter (or within such other grace period as permitted under applicable law and by the Administrative Committee) or (ii) upon the occurrence of any other event that is considered a default event under the loan program established by the Administrative Committee. On the date a Participant is entitled to receive a distribution of his or her Account pursuant to Article 9, any defaulted loan or portion thereof, together with the accrued interest thereon, shall be charged to the Participant's Account after all other adjustments required under the Plan, but before any distribution pursuant to Article 9.

            Section 10.4. Applicability. Notwithstanding the foregoing, for purposes of this Article 10, any Participant or Beneficiary who is a "party in interest" as defined in section 3(14) of ERISA may apply for a loan from the Plan, regardless of such Participant's or Beneficiary's employment status. As a condition of receiving a loan from the Plan, such a Participant or Beneficiary who is not an Employee shall consent to have such loan repaid in substantially equal installments at the times and in the manner determined by the Administrative Committee, but not less frequently than quarterly.

                                   ARTICLE 11

                  SPECIAL PARTICIPATION AND DISTRIBUTION RULES

            Section 11.1. Change of Employment Status. If an Employee who is not an Eligible Employee becomes an Eligible Employee, then the Employee shall become a Participant (i) as of the date such Employee becomes an Eligible Employee, if such Employee has satisfied the service requirement set forth in
Section 3.1, or (ii) as of the date such Employee satisfies the service requirement set forth in Section 3.1.

            Section 11.2. Reemployment of a Terminated Participant. (a) Participation. If a terminated Participant is reemployed as an Eligible Employee, then the terminated Participant again shall become a Participant as of the date of the terminated Participant's reemployment. If a terminated Participant is receiving installment payments pursuant to Section 9.3(c), such payments shall be suspended upon such terminated Participant's reemployment unless such Participant has attained age 59-1/2 on or before the date of such reemployment.

            (b) Restoration of Forfeitures. If a terminated Participant is reemployed prior to incurring a Break in Service of five consecutive years, and, at or after the Participant's termination of employment, any portion of the Participant's Account was forfeited pursuant to Section 9.2(b), then an amount equal to the portion of the Participant's Account that was forfeited shall be credited to the Participant's Account as soon as administratively practicable after the Participant is reemployed. Any amount to be restored pursuant to this subsection shall be obtained from the total amounts that have been forfeited pursuant to Sections 9.2(b) and 9.8 during the Plan Year in which such Participant is reemployed from the Accounts of Participants employed by the same Employer as the reemployed Participant. If the aggregate amount to be so restored to the Accounts of Participants who are Employees of a particular Employer exceeds the amount of such forfeitures, such Employer shall make a contribution in an amount equal to such excess. Any such contribution shall be made without regard to whether or not the limitations set forth in Article 6 will be exceeded by such contribution.

            Section 11.3. Employment by Affiliates. If an individual is employed by an Affiliate that is not an Employer, then any period of such employment shall be taken into account under the Plan solely for the purposes of (i) measuring such individual's Service and (ii) determining when such individual has terminated his or her employment for purposes of Article 9, to the same extent it would have been had such period of employment been as an Employee.

            Section 11.4. Leased Employees. If an individual who performed services as a leased employee (defined as any person (other than an Employee of an Employer) who pursuant to an agreement between an Employer and a leasing organization has performed services for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, where such services are performed under the primary direction or control of the Employer) of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account under the Plan solely for the purposes of (i) measuring such individual's Service and (ii) determining when such individual has terminated his or her employment for purposes of Article 9, to the same extent it would have been had such period of service been as an Employee. This Section shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

            Section 11.5. Reemployment of Veterans. The provisions of this Section shall apply in the case of the reemployment by an Employer of an Eligible Employee, within the period prescribed by USERRA, after the Eligible Employee's completion of a period of Qualified Military Service. The provisions of this Section are intended to provide such Eligible Employee with the rights required by USERRA and section 414(u) of the Code, and shall be interpreted in accordance with such intent.

            (a) Make-Up of Pre-Tax and After-Tax Contributions. Such Eligible Employee shall be entitled to make contributions under the Plan ("make-up participant contributions"), in addition to any pre-tax and after-tax contributions which the Eligible Employee elects to have made under the Plan pursuant to Sections 4.1 and 5.1. From time to time while employed by an Employer, such Eligible Employee may elect to contribute such make-up participant contributions during the period beginning on the date of such Eligible Employee's reemployment and ending on the earlier of:

                  (1) the end of the period equal to the product of three and such Eligible Employee's period of Qualified Military Service, and

                  (2) the fifth anniversary of the date of such reemployment.
            Such Eligible Employee shall not be permitted to contribute make-up participant contributions to the Plan in excess of the amount which the Eligible Employee could have elected to have made under the Plan in the form of pre-tax and after-tax contributions if the Eligible Employee had continued in active employment with his or her Employer during such period of Qualified Military Service. The manner in which an Eligible Employee may elect to contribute make-up participant contributions pursuant to this subsection (a) shall be prescribed by the Administrative Committee.

            (b) Make-Up of Matching Contributions. An Eligible Employee who contributes make-up participant contributions as described in subsection (a) of this Section shall be entitled to an allocation of matching contributions to his or her Account in an amount equal to the amount of matching contributions that would have been allocated to the Account of such Eligible Employee during the period of Qualified Military Service if such make-up participant contributions had been made in the form of pre-tax and after-tax contributions during such period. The amount necessary to make such allocation of matching contributions shall be derived from forfeitures during the Plan Year in which such matching contributions are made, and if such forfeitures are not sufficient for this purpose, then the Eligible Employee's Employer shall make a special contribution to the Plan which shall be utilized solely for purposes of such allocation.

            (c) Make-Up of Profit Sharing Contributions. Upon the timely reemployment of an Eligible Employee following the completion of a period of Qualified Military Service, such Eligible Employee shall be entitled to an allocation of profit sharing contributions to his or her

Account in an amount equal to the difference between (i) the amount of profit sharing contributions that would have been allocated to the Account of such Eligible Employee during the period of Qualified Military Service if the Eligible Employee had continued in active employment with his or her Employer during such period and (ii) the amount of profit sharing contributions that was allocated to the Account of such Eligible Employee during the period of Qualified Military Service pursuant to Section 8.6. The amount necessary to make such allocation of profit sharing contributions shall be derived from forfeitures during the Plan Year in which such profit sharing contributions are made, and if such forfeitures are not sufficient for this purpose, then the Eligible Employee's Employer shall make a special contribution to the Plan which shall be utilized solely for purposes of such allocation.

            (d) Miscellaneous Rules Regarding Make-Up Contributions. For purposes of determining the amount of contributions to be made under this Section, an Eligible Employee's "Compensation" during any period of Qualified Military Service shall be determined in accordance with section 414(u) of the Code. Any contributions made by an Eligible Employee or an Employer pursuant to this Section on account of a period of Qualified Military Service in a prior Plan Year shall not be subject to the limitations prescribed by Sections 6.1,
6.3 and 6.4 of the Plan (relating to sections 402(g), 415, and 404 of the Code) for the Plan Year in which such contributions are made. The Plan shall not be treated as failing to satisfy the nondiscrimination rules of Section 6.2 of the Plan (relating to sections 401(k)(3) and 401(m) of the Code) for any Plan Year solely on account of any make-up contributions made by an Eligible Employee or an Employer pursuant to this Section.

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

                                   ARTICLE 12

                 SHAREHOLDER RIGHTS WITH RESPECT TO HARRIS STOCK

            Section 12.1. Voting Shares of Harris Stock. The Trustee, or the Company upon written notice to the Trustee, shall furnish to each Participant (and Beneficiary) who has Harris Stock credited to his or her individual account under the Harris Stock Fund the date and purpose of each meeting of the shareholders of the Company at which Harris Stock is entitled to be voted. The Trustee, or the Company if it has furnished such information to such Participants (and Beneficiaries) with respect to a particular shareholders' meeting, shall request from each such Participant (or Beneficiary) instructions to be furnished to the Trustee (or to a tabulating agent appointed by the Trustee, which may be the Company's transfer agent) regarding the voting at such meeting of Harris Stock credited to the Participant's (or Beneficiary's) account. If the Participant (or Beneficiary) furnishes such instructions to the Trustee or its agent within the time specified in the notification, then the Trustee shall vote such Harris Stock in accordance with such instructions. All Harris Stock credited to accounts as to which the Trustee or its agent do not receive instructions as specified above and all unallocated Harris Stock held in the Harris Stock Fund shall be voted by the Trustee proportionately in the same manner as it votes Harris Stock as to which the Trustee or its agent have received voting instructions as specified above.

            Section 12.2. Tender Offers. (a) Rights of Participants. In the event a tender offer is made generally to the shareholders of the Company to transfer all or a portion of their shares of Harris Stock in return for valuable consideration, including, but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, the Trustee shall respond to such tender offer in respect of shares of Harris Stock held by the Trustee in the Harris Stock Fund in accordance with instructions obtained from Participants (or Beneficiaries). Each

Participant (or Beneficiary) shall be entitled to instruct the Trustee regarding how to respond to any such tender offer with respect to the number of shares of Harris Stock represented by the participating units in the Harris Stock Fund then allocated to his or her Account. Each Participant (or Beneficiary) who does not provide timely instructions to the Trustee shall be presumed to have directed the Trustee not to tender shares of Harris Stock represented by the participating units then allocated to his or her Account. A Participant (or Beneficiary) shall not be limited in the number of instructions to tender or withdraw from tender which he or she can give, but a Participant (or Beneficiary) shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Trustee pursuant to subsection (c) of this Section. For purposes of this Section, the shares of Harris Stock held in the Harris Stock Fund shall be treated as allocated to the accounts of Participants in proportion to their respective participating units in the Harris Stock Fund as of the immediately preceding record date for ownership of Harris Stock for stockholders entitled to tender. The Administrative Committee may direct the Trustee to make a special valuation of the Harris Stock Fund in connection with such tender offer. Any securities or other property received by the Trustee as a result of having tendered Harris Stock shall be held, and any cash so received shall be invested, in short term investments pending any further action which the Trustee may be required or directed to take pursuant to the Plan. Notwithstanding anything to the contrary, during the period of any public offer for Harris Stock, the Trustee shall refrain from making purchases of Harris Stock in connection with the Plan and the Trust. In addition to compensation otherwise payable, the Trustee shall be entitled to reasonable compensation and reimbursement for its reasonable out-of-pocket expenses for any services attributable to the duties and responsibilities described in this Section.

            (b) Duties of the Administrative Committee. Within a reasonable time after the commencement of a tender offer, the Administrative Committee shall cause the Trustee to provide to each Participant or Beneficiary, as the case may be:

                  (1) the offer to purchase as distributed by the offeror to the shareholders of the Company;

                  (2) a statement of the number of shares of Harris Stock
            represented by the participating units in the Harris Stock Fund allocated to his or her Account; and

                  (3) directions as to the means by which instructions with
            respect to the tender offer can be given.

            The Administrative Committee shall establish, and the Company shall pay for, a means by which instructions with respect to a tender offer expeditiously can be delivered to the Trustee. The Administrative Committee at its election may engage an agent to receive such instructions and transmit them to the Trustee. All such individual instructions shall be confidential and shall not be disclosed to any person, including any Employer.

            For purposes of allocating the proceeds of any sale or exchange pursuant to a tender offer, the Trustee shall then treat as having been sold or exchanged from each of the Accounts of Participants (and Beneficiaries) who provided timely directions to the Trustee under this Section to tender that number of shares of Harris Stock represented by participating units in the Harris Stock Fund (if any) subject to such directions and the proceeds of such sale or exchange shall be allocated accordingly. Any proceeds from the sale or exchange of shares of Harris Stock in the Harris Stock Fund shall be invested in a commingled fund maintained by the

Trustee designated to hold such amounts pending investment instructions from the Participants (and Beneficiaries) or the Administrative Committee, as the case may be.

            (c) Duties of the Trustee. The Trustee shall follow the instructions of the Participants (and Beneficiaries) with respect to the tender offer as transmitted to the Trustee. The Trustee may establish a reasonable time, taking into account the time restrictions of the tender offer, after which it shall not accept instructions of Participants (or Beneficiaries).

                                   ARTICLE 13

                                 ADMINISTRATION

            Section 13.1. The Administrative Committee. (a) The Management Development and Compensation Committee of the Board shall appoint at least two members to the Administrative Committee. The Administrative Committee shall be the "administrator" of the Plan within the meaning of such term as used in ERISA and shall be responsible for the administration of the Plan. The Chief Executive Officer of the Company, or such Board committee, as the case may be, shall have the right at any time, with or without cause, to remove any member of the Administrative Committee. In addition, any member of the Administrative Committee at any time may resign by giving at least fifteen (15) days' advance written notice to the Chief Executive Officer or such Board committee (or such shorter period of advance written notice acceptable to the Chief Executive Officer or such Board committee). An Employee who serves on the Administrative Committee shall be deemed to have resigned from such committee upon the termination of the Employee's employment with the Company and its Affiliates, effective as of the date of the termination of employment. Upon the removal or resignation of any member of the Administrative Committee, or the failure or inability for any reason of any member of the Administrative Committee to act hereunder, the Chief Executive Officer of the

Company or such Board committee, as the case may be, shall appoint a successor member of the Administrative Committee if such removal, resignation, failure or inability causes the Administrative Committee to have fewer than two members. Any successor member of the Administrative Committee shall have all the rights, privileges and duties of the predecessor, but shall not be held accountable for the acts of the predecessor.

            (b) Any member of the Administrative Committee may, but need not, be an employee, director, officer or shareholder of an Employer and such status shall not disqualify him or her from taking any action hereunder or render him or her accountable for any distribution or other material advantage received by such member under the Plan, provided that no member of the Administrative Committee who is a Participant shall take part in any action of the Administrative Committee or any matter involving solely his or her rights under the Plan.

            (c) Promptly after the appointment of the members of the Administrative Committee and promptly after the appointment of any successor member of the Administrative Committee, the Trustee shall be notified in writing as to the names of the new members.

            (d) The Administrative Committee shall have the duty and authority to interpret and construe, in its sole discretion, the terms of the Plan in all respects, including, but not limited to, all questions of eligibility, the status and rights of Participants, distributees and other persons under the Plan, and the manner, time and amount of payment of any distribution under the Plan. Each Employer shall, from time to time, upon request of the Administrative Committee, furnish to the Administrative Committee such data and information as the Administrative Committee shall require in the performance of its duties. All determinations and actions of the Administrative Committee shall be conclusive and binding upon all affected parties, except that the Administrative Committee may revoke or modify a determination or action that it determines to have been in error. Benefits will be paid under the Plan only if the Administrative Committee decides in its sole discretion that the applicant is entitled to the benefits.

            (e) The Administrative Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust under Article 9.

            (f) The Administrative Committee may act at a meeting by the vote of a majority of a quorum of its members or without a meeting by the unanimous written consent of its members. The Administrative Committee shall keep records of all of its meetings and forward all necessary communications to the Trustee. The Administrative Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.

            (g) The members of the Administrative Committee shall discharge their duties with respect to the Plan (i) solely in the interest of the Participants and Beneficiaries, (ii) for the exclusive purpose of providing benefits to the Participants and Beneficiaries and of defraying reasonable expenses of administering the Plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby jointly and severally indemnify the members of the Administrative Committee, the members of the Compensation Committee, the members of the Executive Committee and the members of the Investment Committee from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences result from their own willful or gross misconduct or criminal acts.

            (h) The members of the Administrative Committee shall not receive any compensation or fee for services as members of the Administrative Committee. The Employers shall reimburse the members of each of the Administrative Committee, Compensation Committee, Executive Committee and Investment Committee for any necessary expenditures incurred in the discharge of their duties hereunder.

            Section 13.2. Named Fiduciaries. The Investment Committee shall be a "named fiduciary" of the Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Plan and its management of the assets of the Plan. The Administrative Committee shall be a "named fiduciary" of the Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Plan and the exercise of its administrative duties set forth in the Plan that are fiduciary acts. Each of the Compensation Committee and the Executive Committee shall be a "named fiduciary" of the Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Plan. Each fiduciary has only those duties and responsibilities specifically assigned to such fiduciary under the Plan.

            Section 13.3. Allocation and Delegation of Responsibilities. Each of the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee may allocate its responsibilities among its members and may designate any person, partnership, corporation or another committee to carry out any of its responsibilities with respect to the Plan. Any such allocation or designation shall be in writing and shall be kept with the records of the Plan.

            Section 13.4. Professional and Other Services. The Company may employ counsel (who may be counsel for an Employer) to advise the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee and their agents and may arrange for clerical and other services as the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee and their agents may require in carrying out their duties hereunder.

            Section 13.5. Claims Procedure. If any Participant or distributee believes he or she is entitled to benefits in an amount greater than those which he or she is receiving or has received, he or she (or his or her duly authorized representative) may file a claim with the Administrative Committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed and the address of the claimant. The Administrative Committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim give written or electronic notice to the claimant of its decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing or by electronic means within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Administrative Committee with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, shall set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan and the time limits applicable to such procedure (including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following the final denial of a claim).

            The claimant (or his or her duly authorized representative) may request a review of the denial by filing with the Administrative Committee a written request for such review within 60 days after notice of the denial has been received by the claimant. Within the same 60-day period, the claimant may submit to the Administrative Committee written comments, documents, records and other information relating to the claim. Upon request and free of charge, the claimant also may have reasonable access to, and copies of, documents, records and other information relevant to the claim. If a request for review is so filed, review of the denial shall be made by the Administrative Committee and the claimant shall be given written or electronic notice of the Administrative Committee's final decision within, unless special circumstances require an extension of time, 60 days after receipt of such request. If special circumstances require an extension of time, the claimant shall be so advised in writing or by electronic means within the initial 60-day period and in no event shall such an extension exceed 60 days. If the appeal of the claim is wholly or partially denied, the notice of the Administrative Committee's final decision shall include specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based and a statement that the claimant is entitled, upon request and free of charge, to reasonable access to, and copies of, all relevant documents, records and information. The notice shall be written in a manner calculated to be understood by the claimant and shall notify the claimant of his or her right to bring a civil action under section 502(a) of ERISA.

            In making determinations regarding claims for benefits, the Administrative Committee shall consider all of the relevant facts and circumstances, including, without limitation, governing plan documents, consistent application of Plan provisions with respect to similarly situated claimants and any comments, documents, records and other information with respect to the claim submitted by the claimant (the "Claimant's Submissions"). The Claimant's Submissions shall be considered by the Administrative Committee without regard to whether the Claimant's Submissions were submitted or considered by the Administrative Committee in the initial benefit determination.

            Section 13.6. Notices to Participants. All notices, reports and statements given, made, delivered or transmitted to a Participant or distributee or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made, delivered or transmitted when provided via such written or other means as may be permitted by applicable Regulations. A Participant, distributee or other person may record any change of his or her address by written notice filed with his or her Employer.

            Section 13.7. Notices to Administrative Committee or Employers. Written directions and notices and other written or electronic communications from Participants, distributees or other persons entitled to or claiming benefits under the Plan to the Administrative Committee or the Employers shall be deemed to have been duly given, made, delivered or transmitted when given, made, delivered or transmitted in the manner and to the location prescribed by the Administrative Committee or the Employers for the giving of such directions, notices and other communications.

            Section 13.8. Records. The Administrative Committee shall keep a record of all of its proceedings with respect to the Plan and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

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

            Section 13.9. Reports of Trustee and Accounting to Participants. The Administrative Committee shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the Trust Fund received by it from the Trustee, and, as soon as practicable after the close of each Plan Year, each Participant and Beneficiary shall be provided a written benefit statement indicating the balance credited to any Account for such individual as of the close of such Plan Year. Any Participant or Beneficiary claiming that an error has been made with respect to such balance shall notify the Administrative Committee in writing within ninety (90) days following the delivery of such benefit statement. If no notice of error timely is provided, the benefit statement shall be presumed to be correct.

            Section 13.10. Limitations on Investments and
Transactions/Conversions. Notwithstanding any provision of the Plan to the contrary:

            (a) The Employee Benefits Committee, in its sole and absolute discretion, may temporarily suspend, in whole or in part, certain Plan transactions, including, without limitation, the right to change or suspend contributions and/or the right to receive a distribution, loan or withdrawal from an Account in the event of any conversion, change in recordkeeper, change in investment funds and/or Plan merger or spinoff.

            (b) The Employee Benefits Committee, in its sole and absolute discretion, may suspend, in whole or in part, temporarily or permanently, Plan transactions dealing with investments, including without limitation, the right of a Participant to change investment elections or reallocate Account balances in the event of any conversion, change in recordkeeper, change in investment funds and/or Plan merger or spinoff.

            (c) In the event of a change in investment funds and/or a Plan merger or spinoff, the Employee Benefits Committee, in its sole and absolute discretion, may decide to map investments from a Participant's prior investment fund elections to the then available investment funds under the Plan. In the event that investments are mapped in this manner, the Participant shall be permitted to reallocate funds among the investment funds (in accordance with Article 8 and any relevant rules and procedures adopted for this purpose) after the suspension period (if any) is lifted.

            (d) Notwithstanding any provision of the Plan to the contrary, the investment funds shall be subject to, and governed by, (1) all applicable legal rules and restrictions, (2) the rules specified by the investment fund providers in the fund prospectus(es) or other governing documents thereof and/or
(3) any rules or procedures adopted by the Employee Benefits Committee governing the transfers of assets into or out of such funds. Such rules, procedures and restrictions may limit the ability of a Participant to make transfers into or out of a particular investment fund and/or may result in additional transaction fees or other costs relating to such transfers. In furtherance of, but without limiting the foregoing, the Plan may decline to implement any investment election or instruction where it deems appropriate.

                                   ARTICLE 14

                           PARTICIPATION BY EMPLOYERS

            Section 14.1. Adoption of Plan. With the consent of the Compensation Committee, any entity may become an Employer under the Plan by (a) taking such action as shall be necessary to adopt the Plan and (b) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan and Trust into effect with respect to such entity, as prescribed by the Compensation Committee. The powers and control of the Company, as provided in the Plan and the trust agreement, shall not be diminished by reason of participation of any such adopting entity in the Plan.

            Section 14.2. Withdrawal from Participation. An Employer may withdraw from participation in the Plan at any time by filing with the Compensation Committee a duly certified copy of a written instrument duly adopted by the Employer to that effect and giving notice of its intended withdrawal to the Compensation Committee, the Employers and the Trustee prior to the effective date of withdrawal.

            Section 14.3. Company, Administrative Committee, Compensation Committee, Executive Committee and Investment Committee as Agents for Employers. Each entity which becomes an Employer pursuant to Section 14.1 or Section 14.4 by so doing shall be deemed to have appointed the Company, the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee as its agents to exercise on its behalf all of the powers and authorities conferred upon the Company, the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee by the terms of the Plan. The authority of the Company, the Administrative Committee, the Compensation Committee, the Executive Committee or the Investment Committee to act as such agent shall continue unless and until the portion of the Trust Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate Trust Fund as provided in Section 17.2.

            Section 14.4. Continuance by a Successor. In the event that an Employer other than the Company is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity other than an Employer succeeds to all or substantially all of such Employer's business, such successor entity may, with the consent of the Compensation Committee, be substituted for such Employer under the Plan by adopting the Plan. Contributions by such Employer automatically shall be suspended from the effective date of any such reorganization until the date upon which the substitution of such successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, such successor entity shall not have elected to adopt the Plan, the Compensation Committee fails to consent to such adoption, or an Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan automatically shall be terminated with respect to employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the Administrative Committee shall direct the Trustee to distribute the portion of the Trust Fund applicable to such Employer in the manner provided in Section 17.3.

            If such successor entity is substituted for an Employer as described above, then, for all purposes of the Plan, employment of each Employee with such Employer, including service with and compensation paid by such Employer, shall be considered to be employment with such successor entity.

                                   ARTICLE 15

                                  MISCELLANEOUS

            Section 15.1. Expenses. All costs and expenses of administering the Plan and the Trust, including the expenses of the Company, the Administrative Committee, the Compensation Committee, the Executive Committee and the Investment Committee, the fees of counsel and of any agents for the Company or such committees, investment advisory and recordkeeping fees, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses, shall be paid under the direction of the Administrative Committee from the Trust Fund to the extent such expenses are not paid by the Employers. The

Administrative Committee, in its sole discretion, having regard to the nature of a particular expense, shall determine the portion of such expense that is to be borne by each Employer. An Employer may seek reimbursement of any expense paid by such Employer that the Administrative Committee determines is properly payable from the Trust Fund.

            Section 15.2. Non-Assignability.

            (a) In General. No right or interest of any Participant or Beneficiary in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and any attempt to do so shall be void, and no right or interest of any Participant or Beneficiary in the Plan shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any spouse, except as provided below.

            (b) Exception for Qualified Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, if a Participant's Account under the Plan, or any portion thereof, is the subject of one or more qualified domestic relations orders (as defined in section 414(p) of the Code), such Account or portion thereof shall be paid to the person, at the time and in the manner specified in any such order. The Administrative Committee shall adopt rules and procedures, in accordance with section 414(p) of the Code, relating to its (i) review of any domestic relations order for purposes of determining whether the order is a qualified domestic relations order and (ii) administration of a qualified domestic relations order. A domestic relations order shall not fail to constitute a qualified domestic relations order solely because such order provides for distribution to an alternate payee of the benefit assigned to the alternate payee under the Plan prior to the applicable Participant's earliest retirement age (as defined in section 414(p) of the Code) under the Plan.

            (c) Other Exception. Notwithstanding any provision of the Plan to the contrary, if a Participant is ordered or required to pay an amount to the Plan pursuant to (i) a judgement in a criminal action, (ii) a civil judgement in connection with a violation (or alleged violation) of Part 4 of Subtitle B of Title I of ERISA or (iii) a settlement agreement between the Secretary of Labor and the Participant or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation (or alleged violation) of Part 4 of Subtitle B of Title I of ERISA, the Participant's Account under the Plan may, to the extent permitted by law, be offset by such amount.

            Section 15.3. Employment Non-Contractual. The Plan confers no right upon an Employee to continue in employment.

            Section 15.4. Merger or Consolidation with Another Plan/Transfer Contributions.

            (a) The Employee Benefits Committee shall have the right to merge or consolidate all or a portion of the Plan with, or transfer all or part of the assets or liabilities of the Plan to, any other plan; provided, however, that the terms of such merger, consolidation or transfer are such that each Participant, distributee, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation or transfer.

            (b) Amounts transferred to the Plan pursuant to Subsection (a) above (the "Transfer Contributions") shall be subject to all terms and conditions of the Plan as in effect from time to time, except to the extent provided on a Schedule to the Plan which may contain additional terms and conditions governing the application of the Plan to the Transfer Contributions. The terms of any such Schedule are hereby incorporated and made part of the Plan and, in the event of any inconsistency between the terms of the Plan and the terms of the Schedule, the Schedule shall control with respect to the Transfer Contributions covered by the Schedule; provided, however, that if such inconsistency results from changes made in the provisions of the Plan to comply with applicable law, then such provisions of the Plan shall control.

            Section 15.5. Gender and Plurals. Wherever used in the Plan, words in the masculine gender shall include the masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

            Section 15.6. Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Florida to the extent such laws have not been preempted by applicable federal law. Venue for any action arising under the Plan shall be in Brevard County, Florida.

            Section 15.7. Severability. If any provision of the Plan is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

            Section 15.8. No Guarantee. None of the Company, the Employers, the Administrative Committee, the Compensation Committee, the Executive Committee, the

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Investment Committee or the Trustee in any way guarantees the Trust from loss or depreciation nor the payment of any benefit that may be or become due to any person from the Trust Fund. Nothing in the Plan shall be deemed to give any Participant, distributee or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits from the Trust Fund in accordance with the provisions of the Plan and the trust agreement.

            Section 15.9. Plan Voluntary. Although it is intended that the Plan shall be continued and that contributions shall be made as herein provided, the Plan is entirely voluntary on the part of the Employers and the continuance of the Plan and the contributions hereunder are not and shall not be regarded as contractual obligations of the Employers.

                                   ARTICLE 16

                           TOP-HEAVY PLAN REQUIREMENTS

            Section 16.1. Top-Heavy Plan Determination. If as of the determination date (as hereinafter defined) for any Plan Year the aggregate of
(a) the account balances under the Plan and all other defined contribution plans in the aggregation group (as hereinafter defined) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group of all participants in such plans who are key employees (as hereinafter defined) for such Plan Year exceeds 60% of the aggregate of the account balances and the present value of accrued benefits of all participants in such plans as of the determination date, then the Plan shall be a "top-heavy plan" for such Plan Year, and the requirements of Section 16.3 shall be applicable for such Plan Year as of the first day thereof. If the Plan is a top-heavy plan for any Plan Year and is not a top-heavy plan for any subsequent Plan Year, the requirements of Section 16.3 shall not be applicable for such subsequent Plan Year.

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            Section 16.2. Definitions and Special Rules.

            (a) Definitions. For purposes of this Article 16, the following definitions shall apply:

                  (1) Determination Date. The determination date for all plans in the aggregation group shall be the last day of the preceding Plan Year, and the valuation date applicable to a determination date shall be (i) in the case of a defined contribution plan, the date as of which account balances are determined that coincides with or immediately precedes the determination date, and (ii) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the Plan Year that includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

                  (2) Aggregation Group. The aggregation group shall consist of
            (a) each plan of an Employer in which a key employee is a participant, (b) each other plan that enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an Employer that the Company designates as part of the aggregation group.

                  (3) Key Employee. Key employee shall have the meaning set
            forth in section 416(i) of the Code.

                  (4) Compensation. Compensation shall have the meaning set
            forth in U.S. Treasury Regulation section 1.415-2(d).

            (b) Special Rules. For the purpose of determining the accrued benefit or account balance of a participant, (i) the accrued benefit or account balance of any person who

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has not performed services for an Employer at any time during the one-year period ending on the determination date shall not be taken into account pursuant to this Section, and (ii) any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the one-year period ending on the determination date shall be treated as a participant in such plan, and any such distribution shall be included in such participant's account balance or accrued benefit, as the case may be; provided, however, that in the case of a distribution made for a reason other than a person's severance from employment, death or disability, clause (ii) of this
Section 16.2(b) shall be applied by substituting "five-year period" for "one-year period."

            Section 16.3. Minimum Contribution for Top-Heavy Years. Notwithstanding any provision of the Plan to the contrary, for any Plan Year for which the Plan is a top-heavy plan, a minimum contribution shall be made on behalf of each Participant (other than a key employee) who is an Employee on the last day of the Plan Year in an amount equal to the lesser of (i) 3% of such Participant's compensation during such Plan Year and (ii) the highest percentage at which Employer contributions (including pre-tax contributions) are made on behalf of any key employee for such Plan Year. If during any Plan Year for which this Section 16.3 is applicable a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such Plan Year, the percentage set forth in clause (i) of the first sentence of this
Section 16.3 shall be 5%. The percentage referred to in clause (ii) of the first sentence of this Section 16.3 shall be obtained by dividing the aggregate of Employer contributions made pursuant to Article 4 and pursuant to any other defined contribution plan that is required to be included in the aggregation group (other than a defined contribution plan that enables a defined benefit plan that is required to be included in such group to be qualified under

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section 401(a) of the Code) during the Plan Year on behalf of such key employee by such key employee's compensation for the Plan Year. Notwithstanding the foregoing, the minimum contribution described in this Section 16.3 for any Plan Year for which the Plan is a top-heavy plan shall not be made under this Plan with respect to any Participant who receives a minimum contribution or minimum benefit for purposes of section 416(c) of the Code under another plan maintained by an Affiliate.

            In order to satisfy the minimum contribution required by this
Section 16.3, the profit sharing contribution for a Plan Year for which the Plan is a top-heavy plan first shall be allocated, without regard to any Social Security contribution, to all Participants who are Employees on the last day of such Plan Year in an amount that meets the minimum contribution requirement. Any remaining profit sharing contribution shall be allocated in accordance with Sections 4.3 and 8.6.

                                   ARTICLE 17

                           AMENDMENT, ESTABLISHMENT OF
              SEPARATE PLAN, PLAN TERMINATION AND CHANGE OF CONTROL

            Section 17.1. Amendment. The Compensation Committee (or such other committee of the Board as the Board may designate from time to time) may, at any time and from time to time, amend or modify the Plan. Any such amendment or modification shall become effective as of such date determined by the Compensation Committee (or such other committee), including retroactively to the extent permitted by law, and may apply to Participants in the Plan at the time thereof as well as to future Participants.

            Section 17.2. Establishment of Separate Plan. If an Employer withdraws from the Plan pursuant to Section 14.2, then the Administrative Committee shall determine the portion

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of each of the funds of the Trust Fund that is applicable to the Participants of such Employer and their Beneficiaries and direct the Trustee to segregate such portions in a separate trust. Such separate trust thereafter shall be held and administered as a part of the separate plan of such Employer. The portion of a fund of the Trust Fund applicable to the Participants (and Beneficiaries) of a particular Employer shall be an amount that bears the same ratio to the value of such fund as the total value of the fund accounts of Participants (and Beneficiaries) of such Employer bears to the total value of the fund accounts of all Participants (and Beneficiaries).

            Section 17.3. Termination. The Company at any time may terminate the Plan by resolution of an appropriate committee of the Board. An Employer at any time may terminate its participation in the Plan by resolution of its board of directors. In the event of any such termination, or in the event of the partial termination of the Plan with respect to a group of Participants, the Accounts of Participants with respect to whom the Plan is terminated shall become fully vested and thereafter shall not be subject to forfeiture. In the event that an Employer terminates its participation in the Plan, the Administrative Committee shall determine, in the manner provided in Section 17.2, the portion of each of the funds of the Trust Fund that is applicable to the Participants of such Employer and their Beneficiaries and direct the Trustee to distribute such portions to such Participants and Beneficiaries ratably in proportion to the balances of their respective Accounts.

            A complete discontinuance of contributions by an Employer shall be deemed a termination of such Employer's participation in the Plan for purposes of this Section.

            Section 17.4. Change of Control. (a) Effect. Notwithstanding any provision of the Plan to the contrary, during the period commencing on the date of a Change of Control and ending at the close of business on the last day of the Fiscal Year during which the Change of

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Control occurs (the "Restriction Period"), the Plan may not be terminated, and the Plan may not be amended to:

                  (1) revise the definition of Eligible Employee such that fewer
            Employees are eligible to participate in the Plan, lengthen the service requirement for participation in the Plan, create an age requirement or entry dates for participation in the Plan or otherwise reduce coverage under the Plan;

                  (2) reduce the amount of profit sharing contribution required to be made for the Plan Year ending on the last day of the Restriction Period;

                  (3) reduce the amount of pre-tax contributions or after-tax contributions that a Participant is permitted to make under the Plan; or

                  (4) reduce the amount of matching contributions required to be made under the Plan.

            (b) Miscellaneous. (1) Notwithstanding any provision of the Plan to the contrary, the amount of the EPS Profit Sharing Contribution for the Plan Year ending on the last day of the Restriction Period shall be in an amount not less than the amount that would be determined as if the Earnings Per Share had reached the midpoint between the Minimum Earnings Per Share Target and Maximum Earnings Per Share Target as originally approved for the Plan Year; notwithstanding actual results or any changes or modifications occurring after any such Change of Control.

                  (2) Any person who was an Eligible Employee on the day
            immediately preceding a Change of Control shall be deemed to be an Eligible Employee during the Restriction Period so long as the person is employed by a member of a "controlled group of corporations" which includes, or by a trade or business that

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

            is under common control with (as those terms are defined in sections 414(b) and (c) of the Code), the Company, any corporation which is the survivor of any merger or consolidation to which the Company was a party, or any corporation into which the Company has been liquidated.

            Section 17.5. Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries. Subject only to the provisions of Article 6 and Sections 15.2(b) and (c), and any other provision of the Plan to the contrary notwithstanding, no part of the Trust Fund shall be used for or diverted to any purpose not for the exclusive benefit of the Participants and their Beneficiaries either by operation or termination of the Plan, power of amendment or other means.

            IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 31st day of October, 2005.

                                 HARRIS CORPORATION

                                 By:     /s/ John D. Gronda
                                         ------------------
                                         John D. Gronda

                                 Title:  Secretary, Employee Benefits Committee

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

                                   SCHEDULE A

                   TERMS OF MERGER OF THE ENCODA SYSTEMS, INC.
                PROFIT SHARING PLAN AND TRUST (THE "ENCODA PLAN")

1. All capitalized terms used in this Schedule A and not otherwise defined herein shall have the meaning assigned to them by this Plan or the Encoda Plan, as applicable.

2. To the extent determined by the Administration Committee, a separate sub-account will be maintained under Section 8.1 of the Plan for each Participant who had an account balance under the Encoda Plan on March 31, 2005 (the "Effective Date") for the amounts transferred from the Encoda Plan to the Plan (the "Transfer Contributions"). The Transfer Contributions shall further be sub-divided and classified as follows:

      (a) Transfer Contributions attributable to pre-tax contributions under the Encoda Plan shall be classified as pre-tax contributions under the Plan.

      (b) Transfer Contributions attributable to after-tax contributions under the Encoda Plan shall be classified as after-tax contributions under the Plan.

      (c) Transfer Contributions attributable to the profit sharing contributions under the Encoda Plan, if any, shall be classified as profit sharing contributions under the Plan.

      (d) Transfer Contributions attributable to matching contributions under the Encoda Plan shall be classified as matching contributions under the Plan.

      (e) Transfer Contributions attributable to rollover contributions under the Encoda Plan shall be classified as rollover contributions under the Plan.

3. Notwithstanding the foregoing, each Participant shall be fully vested in his Transfer Contributions from the Encoda Plan.

4. The Transfer Contributions from the Encoda Plan shall be subject to the withdrawal and distribution provisions of the Plan, except as noted below:

      (a) Any loan outstanding from the Encoda Plan shall continue in effect until paid off or defaulted under the terms of the loan instruments. All outstanding loans shall be counted towards the maximum number of loans permitted under the Plan.

      (b) A Participant who continues employment after attaining age 70-1/2 will be entitled to elect to commence distribution of his Transfer

            Contributions Account no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 even if such Participant remains employed. Distributions under this paragraph will be made in accordance with Section 9.1(c) (age 59-1/2 withdrawals) or Section 9.3(d) (age 70-1/2 minimum distributions), as elected by the Participant.

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